As filed with the Securities and Exchange Commission on April 29, 2021

Registration No.             333- 233817

811- 08750

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 2

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 223

SEPARATE ACCOUNT VA BNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Avenue

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (914) 627-3630

Brian Stallworth, Esquire

Transamerica Financial Life Insurance Company

c/o Office of the General Counsel

440 Mamaroneck Avenue

Harrison, NY 10528

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2021 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TRANSAMERICA ADVISORY ANNUITY
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) Administrative Office 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This prospectus describes information You should know before You purchase a Transamerica Advisory Annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Subaccounts that invest in underlying fund portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the underlying fund portfolios. Please read them carefully before You invest and keep them for future reference. You can also contact us to get a Statement of Additional Information (“SAI”) free of charge. The SAI contains more information about this policy. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and the SAI is incorporated herein by reference. The prospectus and SAI can also be obtained from the SEC's website (www.sec.gov). The table of contents of the SAI is included at the end of this prospectus. The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
We want to let You know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in Your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let You know by mail each time a report is posted. The notification will have a URL for accessing the report.
If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Prospectus Date: May 1, 2021
Statement of Additional Information Date: May 1, 2021

The Subaccounts currently available under this policy invest in the following underlying fund portfolios:
SUBACCOUNT	UNDERLYING FUND PORTFOLIO
DFA VA Equity Allocation Portfolio	DFA VA Equity Allocation Portfolio
DFA VA Global Bond Portfolio - Institutional Class	DFA VA Global Bond Portfolio - Institutional Class
DFA VA Global Moderate Allocation Portfolio	DFA VA Global Moderate Allocation Portfolio
DFA VA International Small Portfolio	DFA VA International Small Portfolio
DFA VA International Value Portfolio	DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio	DFA VA U.S. Targeted Value Portfolio
Vanguard ® VIF Balanced Portfolio	Vanguard ® VIF Balanced Portfolio
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Capital Growth Portfolio
Vanguard ® VIF Conservative Allocation Portfolio	Vanguard ® VIF Conservative Allocation Portfolio
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Income Portfolio
Vanguard VIF Equity Index Portfolio	Vanguard VIF Equity Index Portfolio
Vanguard VIF Global Bond Index Portfolio	Vanguard VIF Global Bond Index Portfolio
Vanguard VIF Growth Portfolio	Vanguard VIF Growth Portfolio
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio	Vanguard VIF International Portfolio
Vanguard ® VIF Mid-Cap Index Portfolio	Vanguard ® VIF Mid-Cap Index Portfolio
Vanguard ® VIF Moderate Allocation Portfolio	Vanguard ® VIF Moderate Allocation Portfolio
Vanguard VIF Money Market Portfolio	Vanguard VIF Money Market Portfolio
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Real Estate Index Portfolio
Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio
Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Total International Stock Market Index Portfolio	Vanguard VIF Total International Stock Market Index Portfolio
Vanguard VIF Total Stock Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio
ii

iii

GLOSSARY OF TERMS
Accumulation Unit - An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date. For more information on unit values, including how they are calculated after the Annuity Commencement Date, please see the Statement of Additional Information.
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization) - When You switch from the accumulation phase to the income phase and we begin to make annuity payments to You (or Your payee).
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Assumed Investment Return or AIR - The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
Business Day - A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your policy.
Death Proceeds - The amount payable upon death.
Owner (You, Your) - The person who may exercise all rights and privileges under the policy.
Policy Date - The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	premium payments; minus
•	withdrawals; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus
•	service charges, premium taxes, and other charges, if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Valuation Period - The period of time from one determination of Accumulation Unit values and Annuity Unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Written Notice - Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.
1

INTRODUCTION
How to buy this variable annuity*
√ Choose Between Qualified and Non-Qualified(1)(2)
	Qualified Policy(3,4) Minimum Initial Deposit	Non-Qualified Policy(5) Minimum Initial Deposit	Surrender Charge Period	Mortality & Expense Risk and Administrative Charges(6)
Advisory Annuity	$1,000	$5,000	0 years	0.30%
(1)	If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a profit sharing plan including a 401(k) plan, or certain other employer sponsored programs, your policy is referred to as a qualified policy. If you purchase the policy other than as part of any arrangement described in the preceding sentence, the policy is referred to as a non-qualified policy.
(2)	This table does not show underlying fund portfolio expenses or annual service charge. This variable annuity may not be available through Your financial intermediary.
(3)	We currently issue new policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, combination defined benefit/contribution plans).
(4)	Includes anticipated premium at time of application from transfers or rollovers as indicated on Your application or electronic order form.
(5)	Includes anticipated premium at time of application from 1035 exchanges as indicated on Your application or electronic order form.
(6)	The mortality and expense risk charge will not be greater than 0.20% (as shown in the Fee Table and Example Examples). Currently the daily mortality and expense risk charge will be assessed at a rate corresponding to annual charge of 0.17%. The Administrative charge is 0.10%.
√ Choose investment options
•	Subaccounts – Underlying funds representing a range of investment strategies, objectives and asset classes.
You may move Your Policy Value among each of these investment options.
√ Choose optional guaranteed benefits (if desired)
Death Benefit	Return of Premium (Total premium payments minus withdrawals)
Additional fees apply. The optional death benefit may not be available for all policies, in all states, at all times or through all financial intermediaries.
√ Complete our application or order form
√ Pay the applicable minimum initial deposit
2

FEE TABLE AND EXPENSE EXAMPLES
The following describes the fees and expenses that You will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.
The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. See Notes to Fee Table and Expense Examples, No. 5.
The first section describes the fees and expenses that You will pay at the time that You buy the policy, surrender the policy, transfer Cash Value between investment options, or request special services. State premium taxes may also be deducted. State premium taxes currently range from 0% - 3.5%. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Surrender Fees(1)	0%
Special Service Fee(2)	$50
The next section describes the fees and expenses that You will pay periodically during the time that You own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Annual Service Charge(3)	$25
Separate Account Annual Expenses (as a percentage, annually, of average Policy Value)(4):
Mortality and Expense Risk Fee	0.20%
Administrative Charge	0.10%
Total Base Separate Account Annual Expenses	0.30%
Optional Separate Account Expenses:
Return of Premium Death Benefit (as a percentage, annually, of average Policy Value)(4)	0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	0.50%
Notes to Fee Table
Owner Transaction Expenses:
1) Maximum Surrender Charge:
This product does not have a surrender charge.
2) Special Service Fees:
We currently deduct a charge for overnight delivery and duplicate policies.  We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
3) Annual Service Charge:
The annual service charge of $25 is assessed on each policy anniversary and at the time of surrender. The charge is waived if Your Policy Value or the sum of Your premiums less all withdrawals, is at least $25,000. The annual service charge is the lesser of $25 per Policy Year or 2% of the Policy Value.
4) Separate Account Annual Expenses:
Mortality and Expense Risk Fee: The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods.
Currently the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.17%
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Mortality and Expense Risk and Administrative Fee: The mortality and expense risk and administrative fee shown is for both the accumulation phase and income phase, and is for the Policy Value death benefit.
Optional Separate Account Expenses: Any optional Separate Account expense is in addition to the mortality and expense risk and administrative fees.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base Separate Account expenses, including the Death Benefit fee. The death benefits are mutually exclusive.
5) Total Portfolio Annual Operating Expenses:
The fee table information relating to the underlying fund portfolios was provided to us by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2020 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.
Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution fees, and other expenses)(5):
Lowest Gross	0.10%
Highest Gross	0.57%
Expense Example(1):
The following Example is intended to help You compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, policy fees, Separate Account annual expenses, and portfolio fees and expenses.
The Example assumes that You invest $10,000 in the policy for the time periods indicated. The Example also assumes that Your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2020, and the base policy with the combination of available optional features with the highest fees and expenses, including the highest Death Benefit. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the policy is surrendered or annuitized at the end of the applicable time period or if You do not surrender Your policy:
1 Year	$ 112
3 Years	$ 348
5 Years	$ 604
10 Years	$1,334
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION - Distributor of the Policies.
Note to Expense Example
1) Expense Example:
The Example does not reflect premium tax charges or special service fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.
4

THE ANNUITY
This prospectus describes information You should know before You purchase the Transamerica Advisory Annuity.
An annuity is a contract between You (the Owner) and an insurance company (in this case us), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means You are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The policy is a “deferred” annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own policy.
The policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the Annuity Commencement Date. You are not required to make any additional premium payments.
The policy is a “variable” annuity because the value of Your policy can go up or down based on the performance of Your Subaccounts. The amount of money You are able to accumulate in Your policy during the accumulation phase depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account also depends upon the investment performance of Your Subaccounts for the income phase.
Do not purchase this policy if You plan to use it for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, You represent and warrant that You are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a policy unless:
•	we receive in good order (See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;
•	we receive in good order (at our Administrative Office) a minimum initial premium payment (including anticipated premiums from 1035 exchanges on nonqualified policies and transfers or rollovers on qualified policies as indicated on Your application or electronic order form);
•	the Annuitant, Owner, and any joint Owner are age 95 or younger (the limit may be lower for qualified policies); and
•	the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a Younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application.
Premium Payments
General. You should make checks for premium payments payable to Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company, as applicable, and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
5

Initial Premium Requirements. The initial premium payment for nonqualified policies must be at least $5,000 (including anticipated premiums from Internal Revenue Code Section 1035 exchanges, transfers or rollovers as indicated on your application or electronic order form), and at least $1,000 for qualified policies (including anticipated premiums from transfers or rollovers as indicated on your application or electronic order form). You must obtain our prior approval to purchase a policy with an amount in excess of our maximum premium amount.
We will first begin our review only once we receive both Your initial premium payment and Your application (or an electronic order form). We will credit Your initial premium payment to Your policy within two Business Days after the Business Day that we receive Your initial premium payment, Your application (or order form) and once we determine that Your policy information is both complete and in good order. If we are unable to complete our part of the process within five Business Days after the Business Day that we receive Your initial premium payment and Your application (or electronic order form), then we will notify You or Your financial intermediary, if applicable, and explain why we can't process Your policy. We will also return Your initial premium payment at that time unless You consent to us holding the premium up to 30 days. We must receive Your consent to hold prior to the market close on the fifth Business Day after receipt of the premium. If Your information is not received in good order within 30 days of our receipt of the premium, then it will be returned. We will credit Your initial premium payment within two Business Days after Your information is both complete and in good order.
We are not responsible for lost investment opportunities while we complete our review processes. Any initial premium payments received by us will be held in our general account until credited to Your policy. You will not earn interest on Your initial premium payment during these review periods.
The date on which we credit Your initial premium payment to Your policy is generally the Policy Date. The Policy Date is used to determine Policy Years, policy quarters, policy months and policy anniversaries.
Additional Premium Payments. You are not required to make any additional premium payments. However, You can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $250. We will credit additional premium payments to Your policy as of the Business Day we receive Your premium and required information in good order at our Administrative Office. Additional premium payments must be received in good order before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment. Additional premium payments received in good order on non-Business Days or after our close of business on Business Days will receive next-day pricing. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments. We reserve the right to require prior approval of any cumulative premium payments over the maximum shown in the following table (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate.
Death Benefit	Issue Ages	Maximum Premium
Policy Value	0-95	$5,000,000
Return of Premium	0-75	$1,000,000
Allocation of Premium Payments. When You purchase a policy, we will allocate Your premium payment to the investment choices You select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless You request a different allocation. You could lose the amount You allocate to the Subaccounts.
If You allocate premium payments to the Dollar Cost Averaging program (if it is available), You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us, subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to us. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each Business Day and ends at the close of regular trading on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern Time. Holidays are generally not Business Days.
6

INVESTMENT OPTIONS
This policy offers You a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix - Underlying Fund Portfolios Associated with the Subaccounts.”
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios. You will be provided the current prospectuses of the underlying fund portfolios for which You are invested in. The current prospectuses for all underlying fund portfolios offered are available free of charge by request. You should read the prospectuses for the underlying fund portfolios carefully before You invest.
Note: If You received a summary prospectus for any of the underlying fund portfolios listed in “Appendix - Underlying Fund Portfolios Associated with the Subaccounts,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes to the Separate Account and its investment options. We reserve the right to add new Subaccounts or close existing Subaccounts. We also reserve the right to eliminate the shares of any portfolio held by a Subaccount and to substitute shares of other underlying fund portfolios or of other registered open-end management investment companies. To the extent required by applicable law, substitutions of shares attributable to Your interest in a Subaccount will not be made without prior notice to You and the prior regulatory approval. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive additional instructions, any subsequent premium payments, or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) into a closed Subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available investment options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed Subaccount will be excluded from any future rebalancing. The value of the closed Subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your policy, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another investment option. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions. Under certain situations involving death benefit adjustments for continued policies, if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro rata to the other current investment options You have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new separate accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
7

In addition, a Subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)	Re-allocate any Policy Value in the liquidated fund to the money market Subaccount or a Subaccount investing in another underlying fund portfolio designated by us; and
2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other Subaccounts You have selected.
Transfers
During the accumulation phase, You may make transfers to or from any investment option within certain limitations. In general, each transfer from a Subaccount must be at least $500, or the entire Subaccount value if less than $500. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transfer requests received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
During the income phase, You may transfer values out of any Subaccount. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the Subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity policy was not designed to accommodate market timing or frequent or large transfers among the Subaccounts or between the Subaccounts. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your financial intermediary or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not
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to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some Owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying fund portfolios or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products
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to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from Owners or persons acting on behalf of Owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
EXPENSES
There are charges and expenses associated with Your policy that reduce the return on Your investment in the policy. In addition to the following charges, there is an optional benefit that if selected, assesses an additional charges.
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each Subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to a percentage of the daily net asset value of each Subaccount during both the accumulation phase and the income phase.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the Policy Value when such taxes are due to the applicable taxing authority, You begin receiving annuity payments, You surrender the policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
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Special Service Fees
We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
Service Charge
During the accumulation phase, an annual service charge of $25 (but not more than 2% of the Policy Value) is charged on each policy anniversary and at surrender. The service charge is waived if Your Policy Value or the sum or Your premiums, less all withdrawals, is at least $25,000.
Optional Benefits
If You elect to purchase the optional death benefit, we will deduct an additional fee. The optional death benefit fee is assessed against the daily net asset value of each Subaccount. Please refer to the FEE TABLE AND EXPENSE EXAMPLES for the list of fees.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each Subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in FEE TABLE AND EXPENSE EXAMPLES in this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Reduced Fees and Charges
We may, at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
ACCESS TO YOUR MONEY
During the accumulation phase, You can have access to the money in Your policy in the following ways:
•	by taking a withdrawal or surrender; or
•	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders and Withdrawals
During the accumulation phase, if You take a full withdrawal (surrender) You will receive Your Policy Value. If You want to take a withdrawal, in most cases it must be for at least $500. Certain optional benefits have specific requirements regarding the order in which withdrawals can be taken from investment options. Unless You tell us otherwise, we will take the withdrawal from each of the investment options in proportion to the Policy Value. Surrenders may be referred to as withdrawals on Your policy statement and other documents.
Remember that any withdrawal You take will reduce the Policy Value, and the amount of the death benefit. See DEATH BENEFIT, for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals You take.
Withdrawals from qualified policies may be restricted or prohibited.
During the income phase, You will receive annuity payments under the Annuity Payment Option You select; however, You generally may not take any other withdrawals.
Please note: As discussed under OTHER INFORMATION - Distribution of Policies, any fees that You pay Your financial intermediary are separate from and in addition to the fees and expenses of the policy. If You elect to have these fees deducted from Your policy through withdrawals, such withdrawals will reduce Your Policy Value and may have tax consequences. See “Appendix - Advisory Fee Withdrawal Examples”.
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Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a surrender, a death benefit, or the death of the Owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the Separate Account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, withdrawal, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an Owner's account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies or departments.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any withdrawals or surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for the policy Owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any withdrawal or surrender when we have been directed to send proceeds to a different personal address from the address of record for that Owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•	Any withdrawal or surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the Annuity Commencement Date, which is the date Your policy is Annuitized and annuity payments begin, Your annuity switches from the accumulation phase to the income phase. You can generally change the Annuity Commencement Date by giving us 30 days notice with the new date or age. The earliest income date is at least 30 days after the Policy Date. The latest Annuity Commencement Date generally cannot be later than the last day of the month following the month in which the Annuitant attains age 99 (earlier if required by state law).
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Before the Annuity Commencement Date, if the Annuitant is alive, You may choose an Annuity Payment Option or change Your election. If the Annuitant dies before the Annuity Commencement Date, the death benefit is payable in a lump sum or under one of the Annuity Payment Options (unless the surviving spouse is eligible to and elects to continue the policy). If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and any remaining guaranteed payment will be paid to the beneficiary as provided for in the annuity income option elected.
Your policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your policy in force.
Unless You specify otherwise, the Owner will receive the annuity payments. After the Annuitant's death, the beneficiary You designate at Annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The policy provides several Annuity Payment Options (also known as income options) that are described below. You may choose any combination of Annuity Payment Options. We will use Your Policy Value to provide these annuity payments. If the Policy Value on the Annuity Commencement Date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if annuity payments would be less than the amount specified in Your policy.) We may require proof of life before making annuity payments.
In deciding on which Annuity Payment Option to elect, You must decide if fixed or variable payments are better for You. If You choose to receive fixed annuity payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable annuity payments. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable annuity payments will vary based on the investment performance of the Subaccount(s) You select. The dollar amount of each variable annuity payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the Assumed Investment Return of 3% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the Assumed Investment Return, the amount of the variable annuity payments would increase.
For example, assume the first monthly variable annuity payment is $500.00, further assume that the investment performance for the 1st month is an 8.00% annual rate of return, then the second monthly variable annuity payment would increase to $501.37. Conversely, if actual investment performance (net of fees and expenses) is lower than the Assumed Investment Return, the amount of the variable annuity payments would decrease. Continuing from the previous example, further assume that the investment performance for the 2nd month is a -2.00% annual rate of return, then the 3rd monthly variable payment would decrease to $498.88.
You must also decide if You want Your annuity payments to be guaranteed for the Annuitant's lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if You combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because You are guaranteed payments for a longer time).
A charge for premium taxes may be made when annuity payments begin.
The Annuity Payment Options currently available are explained below. Some options are fixed only.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No funds will remain at the end of the period. If Your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment. If Your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Life Income. You may choose between:
•	No Period Certain (fixed or variable) - Payments will be made only during the Annuitant's lifetime. The last annuity payment will be the payment immediately before the Annuitant's death. If You choose this option and the Annuitant dies before the due date of the first annuity payment no payments will be made.
•	10 Years Certain (fixed or variable) - Payments will be made for the longer of the Annuitant's lifetime or ten years.
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•	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the Annuitant's lifetime or until the total dollar amount of annuity payments we made to You equals the Annuitized amount (i.e., the Adjusted Policy Value less premium tax, if applicable).
Joint and Survivor Annuity. You may choose:
•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of Your selection. Annuity payments will be made as long as either person is living. If You choose this option and both joint Annuitants die before the due date of the first annuity payment no payments will be made.
•	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.
Other Annuity Payment Options may be arranged by agreement with us. Some Annuity Payment Options may not be available for all policies, all ages or we may limit certain Annuity Payment Options to ensure they comply with the applicable tax law provisions.
NOTE CAREFULLY
IF:
•	You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	the Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•	we may make only one (two, three, etc.) annuity payments.
IF:
•	You choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must Annuitize Your policy no later than the maximum Annuity Commencement Date specified in Your policy (earlier for certain distribution channels) or a later date if agreed to by us. If You do not elect an Annuity Payment Option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default Annuitization is a variable payout option, then annuity units will be purchased proportionally based off Your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits) terminate upon Annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
Please Note: If You Annuitize before the maximum Annuity Commencement Date, the payments You receive under the Annuity Payment Options may be less than the guaranteed minimum payments You are entitled to under a GLWB rider (if elected). Please consult Your financial professional about the advisability of Annuitization before the maximum commencement date and the Annuity Payment options available to You.
DEATH BENEFIT
We will pay a death benefit to Your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an Annuity Payment Option (if You pick a variable Annuity Payment Option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the Annuity Commencement Date. Please note that there is a mandatory Annuity Commencement Date. See ANNUITY PAYMENTS (THE INCOME PHASE) section in this prospectus.
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We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of death for their share of the Death Proceeds. We will not pay any remaining beneficiary(ies) their share(s) until we receive due proof of death for their share(s) of the Death Proceeds. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the policy Owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the Policy Value in the Separate Account to the money market Subaccount after the death of the Annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the Annuitant's death (satisfactory evidence may include a certified death certificate).
When We Pay A Death Benefit
We will pay a death benefit IF:
•	You are both the Annuitant and sole Owner of the policy; and
•	You die before the Annuity Commencement Date.
We will pay a death benefit to You (Owner) IF:
•	You are not the Annuitant; and
•	the Annuitant dies before the Annuity Commencement Date.
Please note: If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit (i.e., the surviving Owner(s) takes the place of any beneficiary designation).
If the designated beneficiary receiving the death benefit is the surviving spouse of the deceased, then he or she may elect, if eligible, to continue the policy as the new Annuitant and Owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.
When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•	You are the Owner but not the Annuitant; and
•	You die prior to the Annuity Commencement Date.
Please note: If an Owner (who is not the Annuitant) dies before the Annuitant, the amount payable will be equal to the Policy Value. Distribution requirements apply upon the death of any Owner. Generally, upon the Owner's death (who is not the Annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the Annuity Commencement Date depends on the annuity income option.
IF:
•	You are not the Annuitant; and
•	You die on or after the Annuity Commencement Date; and
•	the entire guaranteed amount in the policy has not been paid;
THEN:
•	the remaining portion of such guaranteed amount in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of Your death.
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IF:
•	You are the Owner and Annuitant; and
•	You die after the Annuity Commencement Date; and
•	the Annuity Payment Option You selected did not have or no longer has a guaranteed period;
THEN:
•	no additional payments will be made.
Owner Death
If an Owner (who is not the Annuitant) dies during the accumulation phase, the Policy Value will be paid to the person or entity first listed below who is alive or in existence on the date of that death:
•	any surviving Owner(s);
•	primary beneficiary(ies);
•	contingent beneficiary(ies); or
•	deceased Owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse of the deceased, upon the Owner's or the Annuitant's death, the beneficiary may elect to continue the policy in his or her own name. Upon the Annuitant's death if such election is made, the Policy Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Annuitant. Any excess of the death benefit amount over the Policy Value will be allocated to each applicable investment option in the ratio that the Policy Value in the investment option bears to the total Policy Value. The terms and conditions of the policy that applied prior to the Annuitant's death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant's social security number at the time of claim, she or he shall be treated as the Owner/Annuitant's spouse. In those circumstances, the Owner/Annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant's spouse is the sole primary beneficiary of the Annuitant's interest in such account, the Annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, You choose when You buy the policy. The “base policy” death benefit will generally be the greatest of:
•	the Policy Value on the date we receive the required information in good order at our Administrative Office; and
•	the guaranteed minimum death benefit (if one was elected) on the date of death; plus premium payments, minus withdrawals, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon Annuitization.
Guaranteed Minimum Death Benefit
The guaranteed minimum death benefit terminates upon Annuitization and there is a mandatory Annuity Commencement Date. On the policy application, You may generally choose a guaranteed minimum death benefit, Return of Premium (age limitations may apply) for an additional fee. After the policy is issued, You cannot make an election and the death benefit cannot be changed.
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Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•	total premium payments; minus
•	any adjusted withdrawals (please see “Appendix - Death Benefit”) as of the date of death; minus
•	withdrawals from the date of death to the date the death benefit is paid.
This benefit is not available if You or the Annuitant is 76 or older on the Policy Date. There is an extra charge for this death benefit. See FEE TABLE AND EXPENSE EXAMPLES.
Designated Investment Options. If You elected the Return of Premium Death Benefit, You must allocate 100% of Your Policy Value to one or more of the designated investment options approved for the Return of Premium Death Benefit. See “Appendix – Designated Investment Options” for a complete listing of available designated options. Requiring that You designate 100% of Your Policy Value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Please note:
•	All Policy Value must be allocated to one or more designated investment options.
•	You may transfer amounts among the designated investment options; however, You cannot transfer any amount to any other Subaccount if You elect this death benefit.
Please note:  You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your policy.
The Guaranteed Minimum Death Benefit may not be available for all policies, in all states, at all times or through all financial intermediaries. Once you elect a death benefit and your policy is issued, your death benefit cannot be changed new sales.
Adjusted Withdrawal
When You request a withdrawal, Your guaranteed minimum death benefit will be reduced by an amount called the adjusted withdrawal. Under certain circumstances, the adjusted withdrawal may be more than the dollar amount of Your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. It is also possible that if a death benefit is paid after You have taken a withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted withdrawal amount is: adjusted withdrawal = amount of the withdrawal x (the current Death Proceeds prior to the withdrawal / Policy Value prior to the withdrawal).
We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted withdrawal” in Your policy. If You have a qualified policy, minimum required distributions rules may require You to request a withdrawal.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn.
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This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of policy-qualified or nonqualified.
If You purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions You can make to a qualified policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If You purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of Your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if You make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of death benefit options elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.
We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The Owners bear the risk that the entire contract could be disqualified as an annuity policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable policy is to be treated as the Owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
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Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any Owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner's death the Owner's surviving spouse is the designated beneficiary of the policy, then the policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent financial professional. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the policy are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement
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Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums You pay for the policy, reduced by any amounts You have previously received from the policy that are excludible from gross income.
If You select more than one Annuity Payment Option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You surrender Your policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums You pay for the policy, reduced by any amounts You have previously received from the policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If Your policy contains an excess interest adjustment feature (also known as a market value adjustment), then Your Policy Value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and You may want to discuss the potential tax consequences of an excess interest adjustment with Your financial professional.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments and deductions from your policy to pay your financial intermediary) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated
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beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing contract for the policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity contract for the policy, especially if You may take a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this policy for state law purposes. However, individuals in other arrangements that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as surrenders; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.
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Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 72 (70½ if the annuitant attained age 70½ before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional
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individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the policy, and transactions under the policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
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Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 72 (or 70½ if the owner/participant attained age 70½ before 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches age 72 (or 70½ if the owner/participant attained age 70½ before 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates
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applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time during the accumulation phase to receive regular withdrawals from Your policy by using the systematic payout option. Systematic withdrawals can be taken monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $40. Monthly and quarterly systematic withdrawals must generally be taken by electronic funds transfer directly to Your checking or savings account. There is no charge for this benefit.
Keep in mind that withdrawals under the systematic payout option may be taxable, and if taken before age 59½, may be subject to a 10% federal penalty tax.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require You to create an account with a username and password, and to maintain a valid e-mail address.
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We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require You to provide information to verify Your identity when You call us and we will record conversations with You. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume You are authorizing us to act upon those instructions. For electronic transactions through the internet, You will need to provide Your username and password. You are responsible for keeping Your password confidential and must notify us of any loss, theft or unauthorized use of Your password.
Telephone and other electronic transactions must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transactions received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is Yours, Your service provider's, or Your financial representative(s) can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take Your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Administrative Office.
We reserve the right to revoke Your telephone and other electronic transaction privileges at any time without revoking all Owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more Accumulation Units when prices are low and fewer Accumulation Units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
You may specify the dollar amount to be transferred and the number of transfers, or just the number of transfers, in which case we will calculate the amount to be transferred. Unless a specified date is requested, the date will begin as soon as the program is started. A minimum of $500 per transfer is required. You can elect to transfer from the money market or other specified Subaccount. If only the number of transfers is provided, we will transfer 100% of the remaining value in the elected source fund for the final transfer. If a specified dollar amount is provided with the number of transfers You must choose if You want to transfer all remaining value out of the source fund or if You would like any remaining value to stay within the Subaccount.
Unless a specific date is requested, the Dollar Cost Averaging program will begin the next Business Day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Dollar Cost Averaging can be set up on any day of the month except the 29th, 30th or 31st. If the 29th, 30th, or 31st) is requested as the start date the Dollar Cost Averaging will start on the 1st of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running and You instruct us to add it to the Dollar Cost Averaging program, the amount of the Dollar Cost Averaging transfers will increase proportionally.
NOTE CAREFULLY:
New Dollar Cost averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program
THEN:
•	any amount allocated to a variable source will be invested and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing. Any amount in the Dollar Cost Averaging source account is ignored for the purposes of Asset Rebalancing. There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
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Asset Rebalancing
During the accumulation phase You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. You can choose to rebalance monthly, quarterly, semi-annually, or annually. . There is no charge for this benefit. We reserve the right to terminate the availability of any asset rebalancing program at any time.
OTHER INFORMATION
State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. References to certain state's variations do not imply that we actually offer policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders. The Company will amend this prospectus upon notification of any additional variations received from one or more state insurance departments.
California. Right to Cancel: The policy may be canceled by returning the policy. A refund will be paid within 30 days from the date notice of cancellation was received and refund will include any fees or charges. Owners age 60 or above have a 30 day right to cancel period. Owners age 60 or above also have the option to elect immediate investment in investment options of their choice, and receive Policy Value if they cancel; or, they may allocate the initial premium payment to the money market portfolio for 35 calendar days at the end of which the Policy Value is moved to the investment options of their choice, and they would receive return of premium if they cancel.
Florida. Right to Cancel: Owners have a 21 day right to cancel period and will receive return of premium. Annuity Commencement Date: The Annuity Commencement Date is not allowed until after the first Policy Year.
New York. Right to Cancel: Under the right to cancel provision the Policy Value in the separate account, including any fees and charges is returned. If the policy is a replacement, the right to cancel period is extended to 60 days. Annuitization: The Policy Value is used upon Annuitization. Annuity Commencement Date: The Annuity Commencement Date cannot be earlier than the first policy anniversary.
North Dakota. Right to Cancel: Right to cancel period is 20 days.
Ownership
You, as Owner of the policy, exercise all rights under the policy. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The Owner may change the designated beneficiary by sending us Written Notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary.) We will not be liable for any payment made before the Written Notice is received in our Administrative Office. If more than one beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If, upon the death of the Annuitant, there is a surviving Owner(s), then the surviving Owner(s) automatically takes the place of any beneficiary designation.
Right to Cancel Period
You may return Your policy for a refund, but only if You return it within a prescribed period, which is generally 10 days after You receive the policy (for replacements the right to cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the Separate Account. You bear the risk of any decline in Policy Value during the right to cancel period. However, if state law or federal tax regulations require we will refund Your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, Written Notice of cancellation and the returned policy. The policy will then be deemed void.
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Assignment
You can also generally assign the policy any time during Your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on Your ability to assign a qualified policy. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Policy Value below the minimum specified in Your policy, we reserve the right to terminate Your policy and send You a full distribution of Your remaining Policy Value. All benefits associated with Your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so.
Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy Owners based on certain criteria such as Policy Value, the difference between Policy Value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
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Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section below for how shares held by the Company would be voted.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a Surrender Charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your policy after such an exchange, transfer, withdrawal, or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally, unless You return the original company check, Your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
Voting Rights
To the extent required by law, we will vote all shares of the underlying fund portfolios held in the Separate Account in accordance with instructions we receive from You and/or other individuals that have voting interests in the portfolios. We will send You and/or other individuals requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy Values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
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Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the policy.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to government, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Cyber Security
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our operational results, financial condition and cash flows.
We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners (semi-) governmental agencies and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.
The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to our reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
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In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.
Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. Especially if and to the extent we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against our information security strategy, we may suffer material adverse consequences.
To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.
We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.
A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. For example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners. The Company, and numerous of its, employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.
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In addition, we analyze personal information and customer data to better manage our business subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restriction and obligations could have material impacts on our business, financial conditions and/or results of operations.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.
Information About Us
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition
We pay benefits under Your policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under a policy that exceed policy value, such as those associated with any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the
32

Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy Owners, are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and Standard & Poor’s Rating Services (www.standardandpoors.com).
The Separate Account
Each Separate Account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios. Each Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or us. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to our other income, gains or losses.
The assets of each Separate Account are held in our name on behalf of the Separate Account and belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. The Separate Account may include other Subaccounts that are not available under these policies. We do not guarantee the investment results of the Separate Account.
The Underlying Fund Portfolios
At the time You purchase Your policy, You may allocate Your premium payment to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your policy assets separate from our company assets. The Subaccounts then purchase shares of underlying fund portfolios set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other mutual funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Underlying Fund Portfolios Associated with the Subaccounts” for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
There are no commission payments made by us to any investment advisor or broker-dealer (a “financial intermediary”) for the sale of this policy. If You have a financial intermediary who charges You a fee to manage Your assets, any advisory or other ongoing fee payment is set by the financial intermediary, and is independent of us. Any such fee payments are covered in a separate agreement between You and Your financial intermediary, and are in addition to the fees and expenses described in this prospectus. Any advisory or other ongoing fee payment is set by the financial intermediary and is independent of us. We are not responsible for any issues or disputes that arise out of any fee arrangement between You and any financial intermediary. We have not made any independent investigation of any financial intermediary nor do we endorse any financial intermediary or make any representations regarding their qualifications.
If You have a fee deducted directly from the policy to pay a financial intermediary, You will be required to provide written authorization to us and Your Policy Value will be reduced when the payments are deducted. The fee will no longer be available for deduction after the policy is annuitized. There may be tax consequences if You have a fee deducted directly from Your policy to pay a
33

financial intermediary, however, such deductions from Your policy may not be treated as a taxable distribution if certain conditions are met. You should consult Your tax professional. You should consider whether paying such fees from another source might be more appropriate for You.
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Us
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
34

APPENDIX
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The following is a list of current underlying fund portfolios available under the policy, which are subject to change as discussed in this prospectus.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUB-ADVISER
DFA INVESTMENT DIMENSIONS GROUP INC.
DFA VA Equity Allocation Portfolio	DFA VA Equity Allocation Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve long-term capital appreciation.
DFA VA Global Bond Portfolio - Institutional Class	DFA VA Global Bond Portfolio - Institutional Class	Dimensional Fund Advisors LP
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP
Investment Objective: To see total return consisting of capital appreciation and current income.
DFA VA International Small Portfolio	DFA VA International Small Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve long-term capital appreciation.
DFA VA International Value Portfolio	DFA VA International Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve a stable real return in excess of the rate of inflation with minimum risk.
DFA VA U.S. Large Value Portfolio	DFA VA U.S. Large Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve long-term capital appreciation.
DFA VA U.S. Targeted Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dimensional Fund Advisors LP
Investment Objective: To achieve long-term capital appreciation.
VANGUARD ® VARIABLE INSURANCE FUND
Vanguard ® VIF Balanced Portfolio	Vanguard ® VIF Balanced Portfolio	Wellington Management Company, LLP
Investment Objective: To provide long-term capital appreciation and reasonable current income.
Vanguard VIF Capital Growth Portfolio	Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company
Investment Objective: To provide long-term capital appreciation.
Vanguard ® VIF Conservative Allocation Portfolio	Vanguard ® VIF Conservative Allocation Portfolio	The Vanguard Group, Inc.
Investment Objective: To provide current income and low to moderate capital appreciation.
Vanguard VIF Diversified Value Portfolio	Vanguard VIF Diversified Value Portfolio	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: To provide long-term capital appreciation and income.
Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Income Portfolio	Wellington Management Company, LLP and Vanguard's Equity Investment Group
Investment Objective: To provide an above-average level of current income and reasonable long-term capital appreciation.
Vanguard VIF Equity Index Portfolio	Vanguard VIF Equity Index Portfolio	Wellington Management Company, LLP and Vanguard's Equity Investment Group
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
Vanguard VIF Global Bond Index Portfolio	Vanguard VIF Global Bond Index Portfolio	The Vanguard Group, Inc.
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.
Vanguard VIF Growth Portfolio	Vanguard VIF Growth Portfolio	Jackson Square Partners, Wellington Management Company, LLP
Investment Objective: Seeks to provide long-term capital appreciation.
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF High Yield Bond Portfolio	Wellington Management Company, LLP
Investment Objective: Seeks to provide a high level of current income.
Vanguard VIF International Portfolio	Vanguard VIF International Portfolio	Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.
Investment Objective: Seeks to provide long-term capital appreciation.
Vanguard ® VIF Mid-Cap Index Portfolio	Vanguard ® VIF Mid-Cap Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Vanguard ® VIF Moderate Allocation Portfolio	Vanguard ® VIF Moderate Allocation Portfolio	The Vanguard Group, Inc.
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.
Vanguard VIF Money Market Portfolio	Vanguard VIF Money Market Portfolio	Vanguard's Fixed Income Group
Investment Objective: Seeks to provide current income while maintaining liquidity and a stable share price of $1.
35

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUB-ADVISER
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Real Estate Index Portfolio	Vanguard Equity Investment Group
Investment Objective: Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REIT's.
Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard VIF Short-Term Investment-Grade Portfolio	Vanguard's Fixed Income Group
Investment Objective: Seeks to provide current income while maintaining limited price volatility.
Vanguard VIF Total Bond Market Index Portfolio	Vanguard VIF Total Bond Market Index Portfolio	Vanguard's Fixed Income Group
Investment Objective: Seeks to track the performance of a broad, market-weighted bond index.
Vanguard VIF Total International Stock Market Index Portfolio	Vanguard VIF Total International Stock Market Index Portfolio	The Vanguard Group, Inc.
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.
Vanguard VIF Total Stock Market Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio	The Vanguard Group, Inc.
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.
(1)	Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your financial intermediary to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that any money market portfolio offered under this policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
36

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Return of Premium Death Benefit.
Return of Premium Death Benefit
Subaccounts
DFA VA Equity Allocation Portfolio	√
DFA VA Global Bond Portfolio - Institutional Class	√
DFA VA Global Moderate Allocation Portfolio	√
DFA VA International Small Portfolio	√
DFA VA International Value Portfolio	√
DFA VA Short-Term Fixed Portfolio	√
DFA VA U.S. Large Value Portfolio	√
DFA VA U.S. Large Value Portfolio	√
Vanguard ® VIF Balanced Portfolio	√
Vanguard VIF Capital Growth Portfolio	√
Vanguard ® VIF Conservative Allocation Portfolio	√
Vanguard VIF Diversified Value Portfolio	√
Vanguard VIF Equity Income Portfolio	√
Vanguard VIF Equity Index Portfolio	√
Vanguard VIF Global Bond Index Portfolio	√
Vanguard VIF Growth Portfolio	√
Vanguard VIF High Yield Bond Portfolio	√
Vanguard VIF International Portfolio	√
Vanguard ® VIF Mid-Cap Index Portfolio	√
Vanguard ® VIF Moderate Allocation Portfolio	√
Vanguard VIF Money Market Portfolio	√
Vanguard VIF Real Estate Index Portfolio	√
Vanguard VIF Short-Term Investment-Grade Portfolio	√
Vanguard VIF Total Bond Market Index Portfolio	√
Vanguard VIF Total International Stock Market Index Portfolio	√
Vanguard VIF Total Stock Market Index Portfolio	√
Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact Your financial intermediary or our Administrative Office.
37

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2020. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:
Calling:	(800) 525-6205
Writing:	Transamerica Life Insurance Company Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499

Separate Account Expense 0.47%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
DFA VA Equity Allocation PortfolioSubaccount inception date December 23, 2019	2020 2019	$10.041461 $9.995596	$11.209443 $10.041461	33,520.898 0.000	0.000 0.000
DFA VA Global Bond Portfolio - Institutional Class Subaccount inception date December 23, 2019	2020 2019	$10.008134 $10.029047	$10.106472 $10.008134	0.000 0.000	0.000 0.000
DFA VA Global Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.028724 $9.999614	$11.108594 $10.028724	1,869.036 0.000	0.000 0.000
DFA VA International Small Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.144432 $10.008190	$11.047405 $10.144432	2,280.420 0.000	0.000 0.000
DFA VA International Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.031312 $10.007150	$9.808082 $10.031312	1,679.403 0.000	0.000 0.000
DFA VA Short-Term Fixed Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.998584 $10.017906	$10.011250 $9.998584	3,594.684 0.000	0.000 0.000
DFA VA U.S. Large Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.027809 $9.991329	$9.843530 $10.027809	10,879.362 0.000	0.000 0.000
DFA VA U.S. Targeted Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.993026 $22.178378	$10.342396 $9.993026	2,786.699 0.000	0.000 0.000
Vanguard ® VIF Balanced Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.018668 $19.949818	$11.036644 $10.018668	0.000 0.000	0.000 0.000
Vanguard VIF Capital Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.996130 $9.999614	$11.687703 $9.996130	11,708.702 0.000	0.000 0.000
Vanguard ® VIF Conservative Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.017464 $9.999614	$11.140068 $10.017464	0.000 0.000	0.000 0.000
Vanguard VIF Diversified Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029067 $17.392254	$11.157860 $10.029067	1,251.270 0.000	0.000 0.000
Vanguard VIF Equity Income Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.011008 $10.002943	$10.287753 $10.011008	6,498.849 0.000	0.000 0.000
Vanguard VIF Equity Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$22.232021 $10.000090	$26.155369 $22.232021	2,627.765 0.000	0.000 0.000
Vanguard VIF Global Bond Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003255 $15.483657	$10.620480 $10.003255	0.000 0.000	0.000 0.000
Vanguard VIF Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.020892 $11.036929	$14.272148 $10.020892	7,305.760 0.000	0.000 0.000
Vanguard VIF High Yield Bond Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.998584 $11.305881	$10.516174 $9.998584	1,630.389 0.000	0.000 0.000
Vanguard VIF International Portfolio Subaccount inception date December 23, 2019	2020 2019	$17.438566 $10.006641	$27.351192 $17.438566	3,680.012 0.000	0.000 0.000
Vanguard ® VIF Mid-Cap Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$20.014393 $9.999614	$23.520475 $20.014393	7,525.418 0.000	0.000 0.000
38

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 0.47%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Vanguard ® VIF Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.025212 $10.023925	$11.352283 $10.025212	0.000 0.000	0.000 0.000
Vanguard VIF Money Market Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.002871 $9.999614	$10.007548 $10.002871	11,811.897 0.000	0.000 0.000
Vanguard VIF Real Estate Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$15.768985 $9.999614	$14.933384 $15.768985	421.456 0.000	0.000 0.000
Vanguard VIF Short-Term Investment-Grade Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.056191 $10.014228	$11.609032 $11.056191	6,205.457 0.000	0.000 0.000
Vanguard VIF Total Bond Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.323264 $10.005172	$12.124627 $11.323264	3,368.338 0.000	0.000 0.000
Vanguard VIF Total International Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.064487 $9.994941	$11.137216 $10.064487	0.000 0.000	0.000 0.000
Vanguard VIF Total Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.026688 $10.013738	$12.030967 $10.026688	6,667.203 0.000	0.000 0.000

Separate Account Expense 0.27%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
DFA VA Equity Allocation PortfolioSubaccount inception date December 23, 2019	2020 2019	$10.042064 $9.995760	$11.232532 $10.042064	5,830.652 0.000	0.000 0.000
DFA VA Global Bond Portfolio - Institutional Class Subaccount inception date December 23, 2019	2020 2019	$10.008736 $10.029212	$10.127315 $10.008736	12,560.424 0.000	0.000 0.000
DFA VA Global Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029328 $9.999778	$11.131478 $10.029328	0.000 0.000	0.000 0.000
DFA VA International Small Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.145042 $10.008354	$11.070164 $10.145042	22,235.504 0.000	0.000 0.000
DFA VA International Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.031917 $10.007314	$9.828300 $10.031917	3,149.829 0.000	0.000 0.000
DFA VA Short-Term Fixed Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.999186 $10.018071	$10.031942 $9.999186	5,642.170 0.000	0.000 0.000
DFA VA U.S. Large Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.028414 $9.991493	$9.863826 $10.028414	12,963.570 0.000	0.000 0.000
DFA VA U.S. Targeted Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.993629 $22.178742	$10.363702 $9.993629	11,095.689 0.000	0.000 0.000
Vanguard ® VIF Balanced Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.019273 $19.950146	$11.059402 $10.019273	54,179.829 0.000	0.000 0.000
Vanguard VIF Capital Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.996734 $9.999778	$11.711802 $9.996734	9,943.645 0.000	0.000 0.000
Vanguard ® VIF Conservative Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.018067 $9.999778	$11.163027 $10.018067	34,361.553 0.000	0.000 0.000
Vanguard VIF Diversified Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029672 $17.392539	$11.180844 $10.029672	4,160.811 0.000	0.000 0.000
Vanguard VIF Equity Income Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.011612 $10.003107	$10.308971 $10.011612	8,086.872 0.000	0.000 0.000
Vanguard VIF Equity Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$22.233362 $10.000254	$26.209272 $22.233362	35,850.156 0.000	0.000 0.000
Vanguard VIF Global Bond Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003858 $15.483913	$10.642369 $10.003858	3,894.048 0.000	0.000 0.000
Vanguard VIF Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.021498 $11.037111	$14.301526 $10.021498	33,857.640 0.000	0.000 0.000
Vanguard VIF High Yield Bond Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.999187 $11.306067	$10.537860 $9.999187	2,561.849 0.000	0.000 0.000
Vanguard VIF International Portfolio Subaccount inception date December 23, 2019	2020 2019	$17.439617 $10.006806	$27.407484 $17.439617	3,174.853 0.000	0.000 0.000
39

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 0.27%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Vanguard ® VIF Mid-Cap Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$20.015600 $9.999778	$23.568953 $20.015600	17,820.402 0.000	0.000 0.000
Vanguard ® VIF Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.025816 $10.024089	$11.375679 $10.025816	275,452.484 0.000	0.000 0.000
Vanguard VIF Money Market Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003474 $9.999778	$10.028187 $10.003474	75,078.324 0.000	0.000 0.000
Vanguard VIF Real Estate Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$15.769934 $9.999778	$14.964211 $15.769934	20,898.236 0.000	0.000 0.000
Vanguard VIF Short-Term Investment-Grade Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.056859 $10.014393	$11.632973 $11.056859	53,036.499 0.000	0.000 0.000
Vanguard VIF Total Bond Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.323946 $10.005337	$12.149613 $11.323946	120,210.162 0.000	0.000 0.000
Vanguard VIF Total International Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.065095 $9.995105	$11.160176 $10.065095	41,445.755 0.000	0.000 0.000
Vanguard VIF Total Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.027294 $10.013902	$12.055762 $10.027294	79,256.408 0.000	0.000 0.000
40

APPENDIX
Death Benefit
Adjusted Withdrawals. If You take a withdrawal, then Your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between Your Death Proceeds and Policy Value. The adjusted withdrawal is equal to the withdrawal multiplied by the Death Proceeds immediately prior to the withdrawal divided by the Policy Value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
W= withdrawal
DP = Death Proceeds prior to the withdrawal = greatest of PV or GMDB
PV = Policy Value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and Policy Value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
W = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in Policy Value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New Policy Value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
W = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New policy value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
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Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole Owner and Annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.
End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-32.65%	$ 67,050	$ 66,850	$100,000
2	25.66%	$ 84,054	$ 83,669	$100,000
3	23.62%	$103,655	$103,014	$100,000
4	3.53%	$107,003	$106,135	$100,000
5	12.12%	$119,651	$118,468	$100,000
6	17.51%	$140,243	$138,619	$100,000
7	10.27%	$154,225	$152,163	$100,000
8	-0.27%	$153,346	$150,991	$100,000
9	7.39%	$164,218	$161,394	$100,000
10	13.58%	$186,027	$182,505	$100,000
*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 0.30% for Policy Value and 0.50% for Return of Premium. Different hypothetical returns and fees would produce different results.
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STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA ADVISORY ANNUITY
Issued through
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Advisory Annuity offered by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we”, “our” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2021, by calling (800) 525-6205, or write us at the addresses listed above. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2021

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GLOSSARY OF TERMS
Accumulation Unit - An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date.
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800)525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Annuity Unit - An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.
Assumed Investment Return or AIR - The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
Business Day - A day when the New York Stock Exchange is open for regular trading. Business Day may be referred to as Market Day in Your policy.
Code - The Internal Revenue Code of 1986, as amended.
Enrollment Form - A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.
Nonqualified Policy - A policy other than a Qualified Policy.
Owner (You, Your) - The person who may exercise all rights and privileges under the policy.
Policy Date - The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	premium payments; minus
•	withdrawals; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus
•	service charges, premium taxes, and other charges, if any.
Premium Payment - An amount paid to us by the Owner or on the Owner's behalf as consideration for the benefits provided by the policy.
Qualified Policy - A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Service Charge - An annual charge on each policy anniversary (and a charge at the time of surrender during any Policy Year) for policy maintenance and related administrative expenses.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Valuation Period - The period of time from one determination of Accumulation Unit values and Annuity Unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Variable Annuity Payments - Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Separate Account.
Written Notice - Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.
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In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the Owner upon issuance of the policy after completion of an Enrollment Form and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of Your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the Owner predeceases the Annuitant and no joint Owner, primary Beneficiary, or contingent Beneficiary is alive or in existence on the date of death, the Owner's estate will become the new Owner. If no probate estate is opened because the Owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The Owner may change the ownership of the policy in a Written Notice. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. A change of ownership may have tax consequences.
When there is a change of Owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the Owner signs the Written Notice, subject to any payment we have made or action we have taken before recording the change. Changing the Owner does not change the designation of the Beneficiary or the Annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if we discover a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the Annuitant and/or Owner has been misstated, we will change the payment associated with any benefits payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, Beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest specified in Your policy, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant or Owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the Annuity Commencement Date, You may reallocate the value of a designated number of Annuity Units of a Subaccount then credited to a policy into an equal value of Annuity Units of one or more other Subaccounts or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the account or Subaccount from which the transfer is being made. If the monthly income of the
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Annuity Units remaining in an account or Subaccount after a reallocation is less than $10, we reserve the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of Annuity Units may be made up to four times in any given Policy Year.
After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Separate Account.
Annuity Payment Options
During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the Separate Account. The default options may be restricted with respect to Qualified Policies.
The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.
A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant's actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 3% effective annual AIR and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed Annuity Commencement Date of 2020. the “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional Variable Annuity Payments will vary based on the investment performance of the Subaccount(s) of the Separate Account selected by the Annuitant or Beneficiary. For certain Qualified Policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the Annuitant.
Determination of Additional Variable Payments. All Variable Annuity Payments other than the first are calculated using Annuity Units which are credited to the policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first variable annuity payment attributable to that Subaccount by the Annuity Unit value of that Subaccount on the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the policy then remains fixed, assuming no transfers to or from that Subaccount occur. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the policy by the Annuity Unit value for the particular Subaccount on the date the payment is made.
Death Benefit
Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death. If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the Beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law, unless a settlement agreement is effective at the death of the Owner preventing such election.
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If an Owner is not an Annuitant, and dies prior to the Annuity Commencement Date, the new Owner may surrender the policy at any time for the amount of the Cash Value. If the new Owner is not the deceased Owner's spouse, the Cash Value must be distributed within five years after the date of the deceased Owner's death, or be used to provide payments to a designated Beneficiary within one year of such Owner’s death that will be made for life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the sole new Owner is the deceased Owner's surviving spouse, such spouse may elect to continue the policy as the new Owner instead of receiving the death benefit.
Beneficiary. The Beneficiary designation in the Enrollment Form will remain in effect until changed. The Owner may change the designated Beneficiary by sending us Written Notice. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or law requires consent. If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary. The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when we receive the notice. We will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If upon the death of the Annuitant there is a surviving Owner(s), the surviving Owner(s) automatically takes the place of any Beneficiary designation.
Death of Owner
Federal tax law requires that if any Owner (including any joint Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where (1) the spouse of the deceased Owner is the sole Beneficiary, (2) the Owner is not a natural person and the primary Annuitant dies or is changed, or (3) any Owner dies after the Annuity Commencement Date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to Qualified Policies.
Assignment
During the lifetime of the Annuitant You may assign any rights or benefits provided by the policy if Your policy is a Nonqualified Policy. An assignment will not be binding on us until a copy has been filed at our Administrative Office. Your rights and benefits and those of the Beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless You so direct by filing Written Notice with us, no Beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.
Ownership under Qualified Policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.
INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.
Accumulation Units
Allocations of a Premium Payment directed to a Subaccount are credited in the form of Accumulation Units. Each Subaccount has a distinct Accumulation Unit value. The number of units credited is determined by dividing the Premium Payment or amount transferred to the Subaccount by the Accumulation Unit value of the Subaccount as of the end of the Valuation Period during which
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the allocation is made. For each Subaccount, the Accumulation Unit value for a given Business Day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an Accumulation Unit.
Upon allocation to the selected Subaccount, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative Office or, in the case of the initial Premium Payment, when the Enrollment Form is completed, whichever is later. The value of an Accumulation Unit for each Subaccount was arbitrarily established at $10 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a Subaccount during a Valuation Period, is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same from one Valuation Period to the next. You bear this investment risk. The net investment performance of a Subaccount and deduction of certain charges affect the Accumulation Unit value.
The net investment factor for any Subaccount for any Valuation Period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the Valuation Period from the investment operations of the Subaccount;
D	is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and
E	is an amount representing the Separate Account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share at of the end of the current Valuation Period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at of the end of the immediately preceding Valuation Period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E total 1.50% on an annual basis; On a daily basis, this equals 0.000041096.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000041096 = Z = 1.014871185
(11.40)
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Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The Accumulation Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	The net investment factor for the current Valuation Period.
Assume B = Y
Then, the Accumulation Unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of Variable Annuity Payments will vary with Annuity Unit values. Annuity unit values rise if the net investment performance of the Subaccount exceeds the Assumed Investment Return of 3% annually. Conversely, Annuity Unit values fall if the net investment performance of the Subaccount is less than the annual Assumed Investment Return. The value of a variable Annuity Unit in each Subaccount was established at $10 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to A multiplied by B multiplied by C, where:
A	is the variable Annuity Unit value for the Subaccount on the immediately preceding Business Day;
B	is the net investment factor for that Subaccount for the Valuation Period; and
C	is the Assumed Investment Return adjustment factor for the Valuation Period.
The Assumed Investment Return adjustment factor for the Valuation Period is the product of discount factors of .99986634 per day to recognize the 3% effective annual AIR. The Valuation Period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.
The net investment factor for the policy used to calculate the value of a variable Annuity Unit in each Subaccount for the Valuation Period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that Subaccount determined at the end of the current Valuation Period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that Subaccount if the ex-dividend date occurs during the Valuation Period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the Subaccount.
(ii)	is the net asset value of a fund share held in that Subaccount determined as of the end of the immediately preceding Valuation Period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 0.60% of the daily net asset value of shares held in that Subaccount.
The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the Annuitant at the Annuity Commencement Date. The policy contains a table for determining the adjusted age of the Annuitant.
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Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	Net investment factor for the Valuation Period for which the annuity value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual Assumed Investment Return of 3% built into the Annuity Tables used.
Assume C = Z
Then, the Annuity Unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The Adjusted Policy Value as of the Annuity Commencement Date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of Adjusted Policy Value based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of Annuity Units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The Annuity Unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of Annuity Units =	$X	= Z
$Y
PERFORMANCE
We periodically advertise performance of the various Subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.
Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also reflect the premium enhancement, if any.
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Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of Subaccount operations). These figures should not be interpreted to reflect actual historical performance of the Subaccounts.
Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.
We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other
8

periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using Subaccount unit values which we calculate on each Business Day based on the performance of the Separate Account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of Subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula .
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of Subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services and Moody's Investors Service. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the Separate Account or of the safety or riskiness of an investment in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct.
9

Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
We will maintain all records and accounts relating to the Separate Account. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from Your checking account, or regular annuity payments we send to You) You may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“TCI”) for the distribution of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies.
TCI’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the Separate Account. These variable annuity policies may have different features, such as different investment choices or charges.
10

CUSTODY OF ASSETS
We hold assets of each of the Subaccounts. The assets of each of the Subaccounts are segregated and held separate and apart from the assets of the other Subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the Subaccounts. Additional protection for the assets of the Separate Account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of Separate Account VA B and Separate Account VA BNY included in Form N-VPFS dated April 21, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, please refer to the instruments filed with the SEC.
FINANCIAL STATEMENTS
Separate Account
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
11

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit values and the number of Accumulation Units outstanding for the total Separate Account expenses listed therein (including any applicable fund facilitation fees) for each Subaccount available on December 31, 2020.
Separate Account Expense 0.47%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
DFA VA Equity Allocation PortfolioSubaccount inception date December 23, 2019	2020 2019	$10.041461 $9.995596	$11.209443 $10.041461	33,520.898 0.000	0.000 0.000
DFA VA Global Bond Portfolio - Institutional Class Subaccount inception date December 23, 2019	2020 2019	$10.008134 $10.029047	$10.106472 $10.008134	0.000 0.000	0.000 0.000
DFA VA Global Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.028724 $9.999614	$11.108594 $10.028724	1,869.036 0.000	0.000 0.000
DFA VA International Small Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.144432 $10.008190	$11.047405 $10.144432	2,280.420 0.000	0.000 0.000
DFA VA International Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.031312 $10.007150	$9.808082 $10.031312	1,679.403 0.000	0.000 0.000
DFA VA Short-Term Fixed Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.998584 $10.017906	$10.011250 $9.998584	3,594.684 0.000	0.000 0.000
DFA VA U.S. Large Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.027809 $9.991329	$9.843530 $10.027809	10,879.362 0.000	0.000 0.000
DFA VA U.S. Targeted Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.993026 $22.178378	$10.342396 $9.993026	2,786.699 0.000	0.000 0.000
Vanguard ® VIF Balanced Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.018668 $19.949818	$11.036644 $10.018668	0.000 0.000	0.000 0.000
Vanguard VIF Capital Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.996130 $9.999614	$11.687703 $9.996130	11,708.702 0.000	0.000 0.000
Vanguard ® VIF Conservative Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.017464 $9.999614	$11.140068 $10.017464	0.000 0.000	0.000 0.000
Vanguard VIF Diversified Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029067 $17.392254	$11.157860 $10.029067	1,251.270 0.000	0.000 0.000
Vanguard VIF Equity Income Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.011008 $10.002943	$10.287753 $10.011008	6,498.849 0.000	0.000 0.000
Vanguard VIF Equity Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$22.232021 $10.000090	$26.155369 $22.232021	2,627.765 0.000	0.000 0.000
Vanguard VIF Global Bond Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003255 $15.483657	$10.620480 $10.003255	0.000 0.000	0.000 0.000
Vanguard VIF Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.020892 $11.036929	$14.272148 $10.020892	7,305.760 0.000	0.000 0.000
Vanguard VIF High Yield Bond Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.998584 $11.305881	$10.516174 $9.998584	1,630.389 0.000	0.000 0.000
Vanguard VIF International Portfolio Subaccount inception date December 23, 2019	2020 2019	$17.438566 $10.006641	$27.351192 $17.438566	3,680.012 0.000	0.000 0.000
Vanguard ® VIF Mid-Cap Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$20.014393 $9.999614	$23.520475 $20.014393	7,525.418 0.000	0.000 0.000
Vanguard ® VIF Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.025212 $10.023925	$11.352283 $10.025212	0.000 0.000	0.000 0.000
Vanguard VIF Money Market Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.002871 $9.999614	$10.007548 $10.002871	11,811.897 0.000	0.000 0.000
Vanguard VIF Real Estate Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$15.768985 $9.999614	$14.933384 $15.768985	421.456 0.000	0.000 0.000
Vanguard VIF Short-Term Investment-Grade Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.056191 $10.014228	$11.609032 $11.056191	6,205.457 0.000	0.000 0.000
Vanguard VIF Total Bond Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.323264 $10.005172	$12.124627 $11.323264	3,368.338 0.000	0.000 0.000
12

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 0.47%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Vanguard VIF Total International Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.064487 $9.994941	$11.137216 $10.064487	0.000 0.000	0.000 0.000
Vanguard VIF Total Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.026688 $10.013738	$12.030967 $10.026688	6,667.203 0.000	0.000 0.000

Separate Account Expense 0.27%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
DFA VA Equity Allocation PortfolioSubaccount inception date December 23, 2019	2020 2019	$10.042064 $9.995760	$11.232532 $10.042064	5,830.652 0.000	0.000 0.000
DFA VA Global Bond Portfolio - Institutional Class Subaccount inception date December 23, 2019	2020 2019	$10.008736 $10.029212	$10.127315 $10.008736	12,560.424 0.000	0.000 0.000
DFA VA Global Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029328 $9.999778	$11.131478 $10.029328	0.000 0.000	0.000 0.000
DFA VA International Small Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.145042 $10.008354	$11.070164 $10.145042	22,235.504 0.000	0.000 0.000
DFA VA International Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.031917 $10.007314	$9.828300 $10.031917	3,149.829 0.000	0.000 0.000
DFA VA Short-Term Fixed Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.999186 $10.018071	$10.031942 $9.999186	5,642.170 0.000	0.000 0.000
DFA VA U.S. Large Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.028414 $9.991493	$9.863826 $10.028414	12,963.570 0.000	0.000 0.000
DFA VA U.S. Targeted Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.993629 $22.178742	$10.363702 $9.993629	11,095.689 0.000	0.000 0.000
Vanguard ® VIF Balanced Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.019273 $19.950146	$11.059402 $10.019273	54,179.829 0.000	0.000 0.000
Vanguard VIF Capital Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.996734 $9.999778	$11.711802 $9.996734	9,943.645 0.000	0.000 0.000
Vanguard ® VIF Conservative Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.018067 $9.999778	$11.163027 $10.018067	34,361.553 0.000	0.000 0.000
Vanguard VIF Diversified Value Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.029672 $17.392539	$11.180844 $10.029672	4,160.811 0.000	0.000 0.000
Vanguard VIF Equity Income Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.011612 $10.003107	$10.308971 $10.011612	8,086.872 0.000	0.000 0.000
Vanguard VIF Equity Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$22.233362 $10.000254	$26.209272 $22.233362	35,850.156 0.000	0.000 0.000
Vanguard VIF Global Bond Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003858 $15.483913	$10.642369 $10.003858	3,894.048 0.000	0.000 0.000
Vanguard VIF Growth Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.021498 $11.037111	$14.301526 $10.021498	33,857.640 0.000	0.000 0.000
Vanguard VIF High Yield Bond Portfolio Subaccount inception date December 23, 2019	2020 2019	$9.999187 $11.306067	$10.537860 $9.999187	2,561.849 0.000	0.000 0.000
Vanguard VIF International Portfolio Subaccount inception date December 23, 2019	2020 2019	$17.439617 $10.006806	$27.407484 $17.439617	3,174.853 0.000	0.000 0.000
Vanguard ® VIF Mid-Cap Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$20.015600 $9.999778	$23.568953 $20.015600	17,820.402 0.000	0.000 0.000
Vanguard ® VIF Moderate Allocation Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.025816 $10.024089	$11.375679 $10.025816	275,452.484 0.000	0.000 0.000
Vanguard VIF Money Market Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.003474 $9.999778	$10.028187 $10.003474	75,078.324 0.000	0.000 0.000
Vanguard VIF Real Estate Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$15.769934 $9.999778	$14.964211 $15.769934	20,898.236 0.000	0.000 0.000
Vanguard VIF Short-Term Investment-Grade Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.056859 $10.014393	$11.632973 $11.056859	53,036.499 0.000	0.000 0.000
13

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 0.27%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Vanguard VIF Total Bond Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$11.323946 $10.005337	$12.149613 $11.323946	120,210.162 0.000	0.000 0.000
Vanguard VIF Total International Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.065095 $9.995105	$11.160176 $10.065095	41,445.755 0.000	0.000 0.000
Vanguard VIF Total Stock Market Index Portfolio Subaccount inception date December 23, 2019	2020 2019	$10.027294 $10.013902	$12.055762 $10.027294	79,256.408 0.000	0.000 0.000
14

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2020, 2019 and 2018

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2020, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2020 and summary of investments - other than investments in related parties as of December 31, 2020 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312)298-2000, F: (312)298 2001, www.pwc.com/us

Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Emphasis of Matter

As discussed in Note 3 to the financial statements, in 2020 the Company changed its valuation basis for variable annuities to comply with newly prescribed Insurance Regulation 213 issued by the New York Department of Financial Services. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2021

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31	December 31
	2020	2019

Admitted assets
Cash, cash equivalents and short-term investments	$598	$440
Bonds	5,913	5,333
Preferred stocks	7	5
Common stocks	10	6
Mortgage loans on real estate	1,548	1,547
Policy loans	131	131
Securities lending reinvested collateral assets	398	311
Derivatives	232	114
Other invested assets	341	369

Total cash and invested assets	9,178	8,256

Accrued investment income	72	69
Premiums deferred and uncollected	11	11
Net deferred income tax asset	34	28
Other assets	67	20
Separate account assets	24,153	23,524

Total admitted assets	$33,515	$31,908

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$7,040	$6,493
Policy and contract claim reserves	43	29
Liability for deposit-type contracts	31	30
Transfers from separate accounts due or accrued	(102)	(195)
Asset valuation reserve	118	133
Interest maintenance reserve	25	21
Derivatives	219	102
Payable for collateral under securities loaned and other transactions	441	371
Borrowed money	147	66
Other liabilities	322	309
Separate account liabilities	24,153	23,524

Total liabilities	32,437	30,883

Total capital and surplus	1,078	1,025

Total liabilities and capital and surplus	$33,515	$31,908

See accompanying notes.

3

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018

Revenues
Premiums and annuity considerations	$5,235	$5,306	$5,202
Net investment income	311	344	347
Fee revenue and other income	269	534	325

Total revenue	5,815	6,184	5,874

Benefits and expenses
Death benefits	109	69	70
Annuity benefits	136	117	108
Accident and health benefits	56	45	61
Surrender benefits	6,871	6,667	8,149
Other benefits	8	9	9
Net increase (decrease) in reserves	678	(140)	(128)
Commissions	124	132	146
Net transfers to (from) separate accounts	(2,323)	(1,201)	(2,892)
General insurance expenses and other	113	124	108

Total benefits and expenses	5,772	5,822	5,631

Gain (loss) from operations before federal income taxes	43	362	243
Federal income tax (benefit) expense	20	21	11

Net gain (loss) from operations	23	341	232
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	56	17	(30)

Net income (loss)	$79	$358	$202

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

			Special
	Common	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Surplus	Funds	Surplus	and Surplus

Balance at January 1, 2018	$2	$935	$11	$102	$1,050
Net income (loss)	-	-	-	202	202
Change in net unrealized capital gains (losses), net of taxes	-	-	-	13	13
Change in net deferred income tax asset	-	-	-	(3)	(3)
Change in nonadmitted assets	-	-	-	7	7
Change in surplus as a result of reinsurance	-	-	-	(20)	(20)
Return of capital	-	(56)	-	-	(56)
Dividends to stockholders	-	-	-	(103)	(103)

Balance at December 31, 2018	2	879	11	198	1,090
Net income (loss)	-	-	2	356	358
Change in net unrealized capital gains (losses), net of taxes	-	-	-	(19)	(19)
Change in net deferred income tax asset	-	-	-	19	19
Change in nonadmitted assets	-	-	-	(14)	(14)
Change in asset valuation reserve	-	-	-	(13)	(13)
Change in surplus as a result of reinsurance	-	-	-	(225)	(225)
Return of capital	-	(100)	-	-	(100)
Dividends to stockholders	-	-	-	(75)	(75)
Other changes - net	-	-	-	4	4

Balance at December 31, 2019	$2	$779	$13	$231	$1,025

Continued on next page.

5

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Millions)

			Special
	Common	Paid-in	Surplus	Unassigned	Total Capital and
	Stock	Surplus	Funds	Surplus	Surplus

Balance at December 31, 2019	$2	$779	$13	$231	$1,025
Net income (loss)	-	-	-	79	79
Change in net unrealized capital gains (losses), net of taxes	-	-	-	(7)	(7)
Change in net deferred income tax asset	-	-	-	(4)	(4)
Change in nonadmitted assets	-	-	-	6	6
Change in reserve on account of change in valuation basis	-	-	-	132	132
Change in asset valuation reserve	-	-	-	15	15
Return of capital	-	(95)	-	-	(95)
Dividends to stockholder	-	-	-	(75)	(75)
Other changes - net	-	-	-	2	2

Balance at December 31, 2020	$2	$684	$13	$379	$1,078

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018

Operating activities
Premiums and annuity considerations	$5,235	$5,306	$5,204
Net investment income	322	355	359
Other income	273	307	302
Benefit and loss related payments	(7,168)	(6,919)	(8,383)
Net transfers from separate accounts	2,416	1,188	2,911
Commissions and operating expenses	(243)	(250)	(260)
Federal income taxes (paid) received	(28)	(8)	(24)

Net cash provided by (used in) operating activities	807	(21)	109

Investing activities
Proceeds from investments sold, matured or repaid	1,682	2,126	1,564
Costs of investments acquired	(2,321)	(1,944)	(1,357)
Net change in policy loans	-	-	(5)

Net cash provided by (used in) investing activities	(639)	182	202

Financing and miscellaneous activities
Capital and paid in surplus (returned) received	(96)	(100)	(57)
Net deposits (withdrawals) on deposit-type contracts	-	(1)	(5)
Net change in borrowed money	80	66	(204)
Net change in payable for collateral under securities lending and other transactions	69	1	(107)
Other cash (applied) provided	12	57	(39)
Dividends to stockholders	(75)	(75)	(103)

Net cash used in financing and miscellaneous activities	(10)	(52)	(515)

Net increase (decrease) in cash, cash equivalents and short-term investments	158	109	(204)

Cash, cash equivalents and short-term investments:

Beginning of year	440	331	535

End of year	$598	$440	$331

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except Per Share Amounts)

December  31, 2020

1. Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed annuity, variable life and annuity products, group life coverages, life insurance, index universal life, and guaranteed investment contracts. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

8

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the RBC (Risk Based Capital) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $14. The changes were recorded to the change in asset valuation reserve line of the statement of changes in capital and surplus.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs, accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivables, accounts receivable and general insurance receivables. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of remittances, payable for securities, unearned investment income, and accrued expenses.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP 101 does not consider state income taxes in the measurement of deferred taxes. SSAP 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Error

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted revisions to SSAP No. 105, Working Capital Finance Investments, and the corresponding Issue Paper No. 163, Working Capital Finance Investments. The revisions provided substantive updates to the Working Capital Finance Investments (WCFI) Program requirements in SSAP No. 105. The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not invest in WCFI.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 22, Leases, and the corresponding Issue Paper No. 161, Leases, to incorporate various concepts from U.S. GAAP guidance in Accounting Standards Update (ASU) 2016-02, Leases, into statutory accounting. The revised guidance retains the operating lease concept for statutory accounting, clarifies the

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

application of statutory accounting guidance for leases in certain areas (e.g., sale-leaseback transactions), and identifies the types of assets allowed for lease and sale-leaseback treatment. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2020, the Company has adopted the new rules released by the New York State Department of Financial Services (NYDFS) determining the minimum required reserves for Variable Annuities (VA) under “Insurance Regulation 213” (Reg 213). This new rule replaces New York Regulation 151 that was the basis for reporting through September 30, 2020. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company has reported the decrease to the reserve of $129 as a Change in Valuation Basis recognized as a change in surplus. The full amount of the change is reported in the 2020 financial statements. As of the date of transition, the Company is fully compliant with the provisions of Reg 213.

Correction of Error

As of December 31, 2020, there were no material correction of errors for the Company.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2020 and 2019, respectively:

	December 31, 2020

						Net Asset
	Aggregate Fair	Admitted				Value
	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

Admitted assets
Cash equivalents and short–term investments, other than affiliates	$552	$552	$522	$30	$–	$–
Bonds	6,809	5,913	751	6,056	2	–
Preferred stocks, other than affiliates	7	7	–	7	–	–
Common stocks, other than affiliates	9	9	3	–	6	–
Mortgage loans on real estate	1,681	1,548	–	–	1,681	–
Other invested assets	28	23	–	28	–	–
Derivative assets:
Interest rate swaps	223	223	–	223	–	–
Currency swaps	2	1	–	2	–	–
Credit default swaps	6	4	–	6	–	–
Equity swaps	1	1	–	1	–	–
Interest rate futures	2	2	2	–	–	–
Equity futures	1	1	1	–	–	–
Derivative assets total	235	232	3	232	–	–
Policy loans	131	131	–	131	–	–
Securities lending reinvested collateral	340	340	–	340	–	–
Separate account assets	24,162	24,146	23,130	1,032	–	–

Liabilities
Investment contract liabilities	4,928	4,808	–	1	4,927	–
Derivative liabilities:
Interest rate swaps	207	196	–	207	–	–
Currency swaps	4	8	–	4	–	–
Credit default swaps	(1)	–	–	(1)	–	–
Equity swaps	15	15	–	15	–	–
Derivative liabilities total	225	219	–	225	–	–
Dollar repurchase agreements	146	146	–	146	–	–
Payable for securities lending	398	398	–	398	–	–
Payable for derivative cash collateral	43	43	–	43	–	–
Separate account annuity liabilities	23,722	23,720	–	23,221	501	–

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

			December 31, 2019

						Net Asset
	Aggregate	Admitted				Value
	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$364	$364	$229	$135	$–	$–
Bonds	5,828	5,333	613	5,128	87	–
Preferred stocks, other than affiliates	5	5	–	5	–	–
Common stocks, other than affiliates	4	4	1	–	3	–
Mortgage loans on real estate	1,616	1,547	–	–	1,616	–
Other invested assets	26	23	–	26	–	–
Derivative assets:
Interest rate swaps	108	108	–	108	–	–
Currency swaps	3	2	–	3	–	–
Credit default swaps	8	4	–	8	–	–
Derivative assets total	119	114	–	119	–	–
Policy loans	131	131	–	131	–	–
Securities lending reinvested collateral	241	241	5	236	–	–
Separate account assets	23,535	23,517	21,368	2,167	–	–

Liabilities
Investment contract liabilities	4,911	4,406	–	1	4,910	–
Derivative liabilities:
Interest rate swaps	76	80	–	76	–	–
Currency swaps	1	2	–	1	–	–
Credit default swaps	(3)	1	–	(3)	–	–
Equity swaps	15	15	–	15	–	–
Interest rate futures	4	4	4	–	–	–
Derivative liabilities total	93	102	4	89	–	–
Dollar repurchase agreements	66	66	–	66	–
Payable for securities lending	311	311	–	311	–
Payable for derivative cash collateral	60	60	–	60	–	–
Separate account annuity liabilities	23,059	23,059	–	21,521	1,538	–

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2020 and 2019:

	2020

				Net Asset
				Value
	Level 1	Level 2	Level 3	(NAV)	Total

Assets:
Bonds
Industrial and miscellaneous	$–	$4	$–	$–	$4

Total bonds	–	4	–	–	4

Common stock
Industrial and miscellaneous	$3	$–	$6	$–	$9

Total common stock	3	–	6	–	9

Cash equivalents and short-term
Money market mutual funds	$522	$–	$–	$–	$522

Total short-term investments	522	–	–	–	522

Derivative assets	3	224	–	–	227
Separate account assets	23,100	502	–	–	23,602

Total assets	$23,628	$730	$6	$–	$24,364

Liabilities:
Derivative liabilities	$–	$196	$–	$–	$196

Total liabilities	$–	$196	$–	$–	$196

	2019

				Net Asset
				Value
	Level 1	Level 2	Level 3	(NAV)	Total

Assets:
Bonds
Industrial and miscellaneous	$–	$2	$1	$–	$3

Total bonds	–	2	1	–	3

Common stock
Industrial and miscellaneous	1	–	3	–	4

Total common stock	1	–	3	–	4

Cash equivalents and short-term
Money market mutual funds	230	–	–	–	230

Total short-term investments	230	–	–	–	230

Securities lending reinvested collateral	5	–	–	–	5
Derivative assets	–	109	–	–	109
Separate account assets	21,368	511	–	–	21,879

Total assets	$21,604	$622	$4	$–	$22,230

Liabilities:
Derivative liabilities	$4	$81	$–	$–	$85

Total liabilities	$4	$81	$–	$–	$85

Bonds classified as Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Common stocks classified as Level 3 contain shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company also holds a position that is internally modelled.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2020 and 2019:

				Total Gains	Total Gains (Losses)
	Beginning Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2020	(Level 3)	(Level 3)	in Net Income (a)	(b)

Bonds
Other	$1	$–	$1	$–	$–
Common stock	3	–	–	–	1

Total	$4	$–	$1	$–	$1

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2020

Bonds
Other	$–	$–	$–	$–	$–
Common stock	–	2	–	–	6

Total	$–	$2	$–	$–	$6

(a)   Recorded as a component of net realized capital gains (losses) on investments in the Statements of Operations

(b)   Recorded as a component of change in net unrealized capital gains (losses) in the Statements of Changes in Capital and Surplus

				Total Gains (Losses)	Total Gains (Losses)
	Beginning Balance at	Transfers in	Transfers out	Included in Net	Included in Surplus
	January 1, 2019	(Level 3)	(Level 3)	Income (a)	(b)

Bonds
Other	$1	$2	$2	$–	$–
Common stock	1	–	1	–	–

Total	$2	$2	$3	$–	$–

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2019

Bonds
Other	$–	$–	$–	$–	$1
Common stock	2	1	–	–	3

Total	$2	$1	$–	$–	$4

(a)   Recorded as a component of net realized capital gains (losses) on investments in the Statements of Operations

(b)   Recorded as a component of change in net unrealized capital gains (losses) in the Statements of Changes in Capital and Surplus

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020
Bonds
United States Government and agencies	$512	$220	$–	$732
State, municipal and other government	114	19	–	133
Hybrid securities	92	5	4	93
Industrial and miscellaneous	4,051	586	7	4,630
Mortgage and other asset-backed securities	1,144	85	8	1,221

Total unaffiliated bonds	5,913	915	19	6,809
Unaffiliated preferred stocks	7	–	–	7

	$5,920	$915	$19	$6,816

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$8	$1	$–	$9

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2019
Bonds
United States Government and agencies	$474	$122	$–	$596
State, municipal and other government	97	14	–	111
Hybrid securities	90	4	6	88
Industrial and miscellaneous	3,649	323	23	3,949
Mortgage and other asset-backed securities	1,023	62	1	1,084

Total unaffiliated bonds	5,333	525	30	5,828
Unaffiliated preferred stocks	5	–	–	5

	$5,338	$525	$30	$5,833

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$4	$–	$–	$4

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The carrying amount and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2020

December 31:	Carrying Value	Fair Value

Due in one year or less	$258	$263
Due after one year through five years	1,056	1,153
Due after five years through ten years	1,050	1,194
Due after ten years	2,405	2,978

	4,769	5,588
Mortgage and other asset-backed securities	1,144	1,221

Total	$5,913	$6,809

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2020 and 2019 is as follows:

	2020

	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

State, municipal and other government	$–	$–	$3	$–
Hybrid securities	18	4	–	–
Industrial and miscellaneous	48	3	149	4
Mortgage and other asset-backed securities	2	–	178	8

Total bonds	68	7	330	12

Preferred stocks-unaffiliated	–	–	3	–

	$68	$7	$333	$12

	2019

	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$–	$–	$1	$–
State, municipal and other government	1	–	–	–
Hybrid securities	45	6	–	–
Industrial and miscellaneous	154	19	151	4
Mortgage and other asset-backed securities	19	–	90	1

Total bonds	219	25	242	5

Preferred stocks-unaffiliated	–	–	2	–

	$219	$25	$244	$5

During 2020 there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold. There were $3 loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the year ended December 31, 2019.

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company did not have loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2020, 2019 and 2018.

The Company did not have loan-backed and structured securities as of December 31, 2020, for which an OTTI had been recognized during the current reporting period.

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2020 and 2019 is as follows:

	2020		2019

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$1	$9	$–	$1
The aggregate related fair value of securities with unrealized losses	$3	178	19	91

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 18 and 55 securities with a carrying amount of $76 and $244 and an unrealized loss of $7 and $25. Of this portfolio, 67.7% and 61.2% were investment grade with associated unrealized losses of $5 and $9, respectively.

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 86 and 64 securities with a carrying amount of $345 and $249 and an unrealized loss of $12 and $6. Of this portfolio, 79.4% and 87.7% were investment grade with associated unrealized losses of $7 and $4, respectively.

At December 31, 2020 and 2019, the Company did not hold any common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2020 the Company held no common stocks that have been in a continuous loss position for less than twelve months. At December 31, 2019 for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 security with an insignificant carrying amount and unrealized loss.

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book /Adjusted Carrying Value	Fair Value

December 31, 2020
Bond, amortized cost	1	$–	$–
Loan-backed and structured securities, amortized cost	2	4	3

Total	3	$4	$3
December 31, 2019
Bond, amortized cost	2	$4	$4
Loan-backed and structured securities, amortized cost	2	4	4

Total	4	$8	$8

During 2020 and 2019, the Company sold, redeemed or otherwise disposed of 49 and 71 securities as a result of a callable feature which generated investment income of $6 and $4 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2020	2019	2018

Proceeds	$1,102	$1,575	$1,047

Gross realized gains	$18	$10	$2
Gross realized losses	(6)	(6)	(26)

Net realized capital gains (losses)	$12	$4	$(24)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2020, 2019 and 2018 of $27, $11, and $1 respectively.

At December 31, 2020 and 2019, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2020, 2019 and 2018.

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2020 and 2019 was as follows:

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$–	$867	$867
A	10	590	600
BBB	–	75	75
BB	–	6	6

	$10	$1,538	$1,548

December 31, 2019
	Farm	Commercial	Total

AAA - AA	$–	$848	$848
A	10	642	652
BBB	–	43	43
BB	–	4	4

	$10	$1,537	$1,547

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2020 the Company issued mortgage loans with a maximum interest rate of 5.93% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2020 at the time of origination or acquisitions was 65%. During 2019 the Company issued mortgage loans with a maximum interest rate of 5.35%, and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2019 at the time of origination was 70%.

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

During 2020 and 2019, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2020 and 2019, the Company issued no farm mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2020 and 2019.

		Commercial

	Farm	All Other	Total

December 31, 2020
Recorded Investment (All) Current	$10	$1,538	$1,548
Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$597	$607
		Commercial

	Farm	All Other	Total

December 31, 2019
Recorded Investment (All) Current	$10	$1,537	$1,547
Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$617	$627

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2020 and 2019, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2020, 2019 and 2018. At December 31, 2020 and 2019, the Company held a mortgage loan loss reserve in the AVR of $16 and $17, respectively.

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2020	2019		2020	2019

Pacific	26%	25%	Apartment	50%	49%
South Atlantic	24	26	Industrial	18	15
Middle Atlantic	14	14	Retail	15	18
E. North Central	12	8	Office	10	11
Mountain	8	9	Other	4	3
W. North Central	6	6	Medical	2	3
W. South Central	5	7	Agricultural	1	1
E. South Central	4	4
New England	1	1

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

During 2020 and 2019, no properties were disposed of and there were no impairment losses recorded.

An impairment loss of $2 was taken on a property during the third quarter of 2018 to write the book value down to the current fair value. This impairment loss was included in net realized capital gains (losses) within the Statements of Operations. The Company subsequently disposed of the property during the fourth quarter of 2018, resulting in a realized loss of $1.

Other Invested Assets

During 2020, 2019 and 2018, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2020, the Company had ownership interest in nine LIHTC investments with a carrying value of $161. The remaining years of unexpired tax credits ranged from four to twelve and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2022 is $3. Tax credits recognized in 2020 were $22, and other tax benefits recognized in 2020 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2019, the Company had ownership interest in nine LIHTC investments with a carrying value of $85. The remaining years of unexpired tax credits ranged from five to ten and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2022 is $104. Tax credits recognized in 2019 were $25, and other tax benefits recognized in 2019 were $5. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2020 and 2019 was as follows:

	2020	2019

Fair value - positive	$236	$122
Fair value - negative	(227)	(96)

For the years ended December 31, 2020, 2019 and 2018, the Company recorded unrealized gains (losses) of $30, $23 and $49, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2020, 2019 or 2018 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018

Swaps:
Interest rate	$(2)	$–	$(26)
Credit	(6)	–	(1)
Total return	(49)	(42)	(7)

Total swaps	$(57)	$(42)	$(34)

Futures - net positions	124	66	(4)

Total realized gains (losses)	$67	$24	$(38)

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019

Derivative component of RSATs Credit default swaps	$ 4	$ 7	$ (1)	$ (2)

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019

Derivative component of RSATs Credit default swaps	$6	$7	$ (1)	$ (3)

Total	$6	$7	$ (1)	$ (3)

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020, 2019 and 2018:

	2020		2019	2018

Derivative component of RSATs Credit default swaps		$(6)	$–	$(1)

Total		$(6)	$–	$(1)

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2020 and 2019:

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$1	$75	1.8
Credit default swaps referencing indices		-	20	40.7

Subtotal		1	95	10.0

BBB	2

Single name credit default swaps (3)		4	205	2.4
Credit default swaps referencing indices		2	166	2.9

Subtotal		6	371	2.6

B	4
Single name credit default swaps (3)		-	5	3.0

Subtotal		-	5	3.0

Total		$7	$471	4.1

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

		2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$1	$115	1.5
Credit default swaps referencing indices		-	20	41.7

Subtotal		1	135	7.5

BBB	2
Single name credit default swaps (3)		6	243	2.1
Credit default swaps referencing indices		3	125	3.3

Subtotal		9	368	2.5

BB	3
Single name credit default swaps (3)		-	7	0.7

Subtotal		-	7	0.7

Total		$10	$510	3.8

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020, the maximum amounts of potential future recoveries available to offset the $471 from the table above was $0. At December 31, 2019, the maximum amounts of potential future recoveries available to offset the $510 from the table above was $0.

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2020 and 2019, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2020	2019	2020	2019

Derivative assets:
Credit default swaps	$351	$262	$6	$8
Currency swaps	20	20	2	3
Equity futures	–	–	1	–
Equity swaps	8	3	1	–
Interest rate futures	–	–	2	–
Interest rate swaps	2,105	2,100	223	108
Derivative liabilities:
Credit default swaps	120	249	(1)	(3)
Currency swaps	81	68	4	1
Equity swaps	376	330	15	15
Interest rate futures	–	–	–	4
Interest rate swaps	1,854	1,402	207	76

*Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2020 and 2019, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2020

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$398	$–	$–	$–	$398
Subject to dollar repurchase agreements	146	–	–	–	146
FHLB capital stock	3	–	–	–	3
On deposit with states	3	–	–	–	3
Pledged as collateral not captured in other categories	61	–	–	–	61

Total Restricted Assets	$611	$–	$–	$–	$611

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2019)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$311	$87	$–	$398	1.19%	1.19%
Subject to dollar repurchase agreements	66	80	–	146	0.44%	0.44%
FHLB capital stock	3	–	–	3	0.01%	0.01%
On deposit with states	3	–	–	3	0.01%	0.01%
Pledged as collateral not captured in other categories	59	2	–	61	0.18%	0.18%

Total Restricted Assets	$442	$169	$–	$611	1.82%	1.82%

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table shows the pledged or restricted assets in other categories as of December 31, 2020 and 2019, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2020

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$61	$–	$–	$–	$61

Total	$61	$–	$–	$–	$61

	Gross (Admitted & Nonadmitted) Restricted			Percentage

				Gross
				(Admitted &	Admitted
	Total From		Total Current	Nonadmitted)	Restricted to
	Prior Year	Increase/	Year Admitted	Restricted to	Total Admitted
Description of Assets	(2019)	(Decrease)	Restricted	Total Assets	Assets

Derivatives	$59	$2	$61	0.18%	0.18%

Total	$59	$2	$61	0.18%	0.18%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2020 and 2019:

December 31, 2020

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$177	$177	1.88%	1.89%
Securities lending collateral assets	398	398	4.23	4.25
Other	12	12	0.13	0.13

Total collateral assets	$587	$587	6.24%	6.27%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$587	7.09%

December, 31 2019

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$126	$126	1.48%	1.49%
Securities lending collateral assets	311	311	3.69	3.71
Other	1	1	0.01	0.01

Total collateral assets	$438	$438	5.18%	5.21%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$438	5.95%

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2020	2019	2018

Income:
Bonds	$252	$259	$270
Mortgage loans on real estate	67	67	58
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	2	7	5
Derivatives	15	23	23
Other invested assets	(15)	(5)	(5)

Gross investment income	329	359	359
Less: investment expenses	21	20	19

Net investment income before amortization of IMR	308	339	340
Amortization of IMR	3	5	7

Net investment income	$311	$344	$347

Realized Capital Gains (Losses) Net realized capital gains (losses) on investments, including OTTI, are summarized below:
	Year Ended December 31
	2020	2019	2018

Bonds	$(15)	$(7)	$(21)
Common stocks	(1)	–	–
Real estate	–	–	(4)
Derivatives	67	24	(38)
Other invested assets	12	5	9

Change in realized capital gains (losses), before taxes	63	22	(54)
Federal income tax effect	1	(2)	7
Transfer from (to) interest maintenance reserve	(8)	(3)	17

Net realized capital gains (losses) on investments	$56	$17	$(30)

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Year Ended December 31
	2020	2019	2018

Bonds	$6	$6	$(4)
Common stocks	1	–	–
Affiliated entities	–	–	1
Derivatives	(1)	(30)	21
Other invested assets	(14)	6	(6)

Change in unrealized capital gains (losses), before taxes	(8)	(18)	12
Taxes on unrealized capital gains (losses)	1	(1)	1

Change in unrealized capital gains (losses), net of tax	$(7)	$(19)	$13

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

	2020		2019
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$5	$4	$5	$4

	$5	$4	5	4

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2020 and 2019 were as follows:

	Year Ended December 31
	2020	2019

Life insurance reserves	$1,402	$1,308
Annuity reserves and supplementary contracts with life contingencies	5,336	4,924
Accident and health reserves (including long term care)	302	261

Total policy reserves	$7,040	$6,493

Deposit-type contracts	31	30
Policy claims	43	29

Total policy reserves, deposit-type contracts and claim liabilities	$7,114	$6,552

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2020 and 2019, the Company had insurance in force aggregating $6,638 and $7,462, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $984 and $1,050 to cover these deficiencies as of December 31, 2020 and 2019, respectively.

The Company does not issue participating life insurance policies.

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2020 and 2019, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$-	60	34	26
2019 and prior	20	2	17	5

	20	62	51	31

Active life reserve	$255			$290

Total accident and health reserves	$275			$321

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2019
2019	$-	$49	$33	$16
2018 and prior	32	(8)	20	4

	32	$41	$53	20

Active life reserve	$197			$255

Total accident and health reserves	$229			$275

The Company’s unpaid claims reserve was $2 and ($8) for the years ended December 31, 2020 and 2019, respectively, for health claims that were incurred prior to those Balance Sheet dates. The change in 2020 and 2019 resulted primarily from variances in the estimated frequency of claims and claim severity.

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2020
2019	$–	$1	$1	$–
2018 and prior	–	–	–	–

	$–	$1	$1	$–

Year ended December 31, 2019
2018	$–	$1	$1	$–
2017 and prior	1	(1)	–	–

	$1	$–	$1	$–

The Company decreased the claim adjustment expense provision by an immaterial amount for insured events of prior years during 2020.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$22	$–	$22	0%
At book value less surrender charge of 5% or more	27	–	–	27	1
At fair value	–	–	5,130	5,130	85

Total with adjustment or at fair value	27	22	5,130	5,179	86
At book value without adjustment (minimal or no charge or adjustment)	734	–	–	734	12
Not subject to discretionary withdrawal	–	–	–	–
provision	130	–	8	138	2

Total individual annuity reserves	891	22	5,138	6,051	100%

Less reinsurance ceded	–	–	–	–

Net individual annuity reserves	$891	$22	$5,138	$6,051

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$844	$28	$–	$872	4%
At book value less surrender charge of 5% or more	669	–	–	669	3
At fair value	–	406	16,895	17,301	75

Total with adjustment or at fair value	1,513	434	16,895	18,842	82
At book value without adjustment (minimal or no charge or adjustment)	2,390	65	–	2,455	11
Not subject to discretionary withdrawal	–	–	–	–
provision	505	–	1,165	1,670	7

Total group annuity reserves	4,408	499	18,060	22,967	100%

Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$4,408	$499	$18,060	$22,967

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$–	$–	$–	0%
At book value less surrender charge of 5% or more	–	–	–	–	0
At fair value	–	–	–	–	0

Total with adjustment or at fair value	–	–	–	–	0
At book value without adjustment (minimal or no charge or adjustment)	–	–	–	–	0
Not subject to discretionary withdrawal	–	–	–	–
provision	28	–	–	28	100

Total deposit-type contracts	28	–	–	28	100%

Less reinsurance ceded	–	–	–	–

Net deposit-type contracts	$28	$–	$–	$28

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$5,248
Exhibit 5, Supp contracts with life contingencies section, total (net)	47
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	5,326
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,711
Exhibit 3, Supp contracts with life contingencies section, total	9

Subtotal	23,720

Combined total	$29,046

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$23	$–	$23	1%
At book value less surrender charge of 5% or more	21	–	–	21	1
At fair value	15	–	4,807	4,822	82

Total with adjustment or at fair value	36	23	4,807	4,866	84
At book value without adjustment (minimal or no charge or adjustment)	797	–	–	797	14
Not subject to discretionary withdrawal provision	128	–	6	134	2

Total individual annuity reserves	961	23	4,813	5,797	100%

Less reinsurance ceded	–	–	–	–
Net individual annuity reserves	$961	$23	$4,813	$5,797

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

	December 31
	2019
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$695	$27	$–	$722	3%
At book value less surrender charge of 5% or more	677	–	–	677	3
At fair value	–	346	15,569	15,915	72

Total with adjustment or at fair value	1,372	373	15,569	17,314	78
At book value without adjustment (minimal or no charge or adjustment)	2,053	67	–	2,120	10
Not subject to discretionary withdrawal provision	528	1,098	1,116	2,742	12

Total group annuity reserves	3,953	1,538	16,685	22,176	100%

Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$3,953	$1,538	$16,685	$22,176

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$–	$–	$–	0%
At book value less surrender charge of 5% or more	–	–	–	–	0
At fair value	–	–	–	–	0

Total with adjustment or at fair value	–	–	–	–	0
At book value without adjustment (minimal or no charge or adjustment)	–	–	–	–	0
Not subject to discretionary withdrawal provision	26	–	–	26	100

Total deposit-type contracts	26	–	–	26	100%

Less reinsurance ceded	–	–	–	–

Net deposit-type contracts	$26	$–	$–	$26

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Reconcililation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,866
Exhibit 5, Supp contracts with life contingencies section, total (net)	45
current year after reinsurance	30

Subtotal	4,941
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,052
Exhibit 3, Supp contracts with life contingencies section, total	6

Subtotal	23,058

Combined total	$27,999

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The amount of reserves on life products by withdrawal characteristics is summarized as follows:

	December 31
	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$1	$1	$2
Universal Life	615	516	642
Universal Life with Secondary Guarantees	40	44	116
Indexed Universal Life with Secondary Guarantees	333	249	317
Other Permanent Cash Value Life Insurance	65	65	82
Variable Universal Life	22	22	60
Not Subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	–	–	267
Accidental Death Benefits	–	–	1
Disability- Active Lives	–	–	1
Disability- Disabled Lives	–	–	3
Miscellaneous Reserves	–	–	112

Total (gross)	1,076	897	1,603
Reinsurance Ceded	165	165	201

Total (net)	$911	$732	$1,402

	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve

Total (net)	$–	$–	$–

	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$150	$149	$304
Not Subject to discretionary withdrawal or no cash values:	$–	$–	$–

Total (gross)	150	149	304
Reinsurance Ceded	–	–	–

Total (net)	$150	$149	$304

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,285
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	112

Subtotal	1,402
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	304

Subtotal	304

Combined total	$1,706

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$–	$1	$2
Universal Life	603	560	627
Universal Life with Secondary Guarantees	43	44	115
Indexed Universal Life with Secondary Guarantees	285	205	265
Other Permanent Cash Value Life Insurance	25	65	82
Variable Universal Life	20	19	63
Not Subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	–	–	256
Accidental Death Benefits	–	–	1
Disability- Active Lives	–	–	1
Disability- Disabled Lives	–	–	3
Miscellaneous Reserves	–	–	93

Total (gross)	976	894	1,508
Reinsurance Ceded	164	164	200

Total (net)	$812	$730	$1,308

	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve

Total (net)	$–	$–	$–

	Separate Account -Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$126	$124	$270
Not Subject to discretionary withdrawal or no cash values:	$–	$–	$–

Total (gross)	126	124	270
Reinsurance Ceded	–	–	–

Total (net)	$126	$124	$270

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,210
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	93

Subtotal	1,308
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	270

Subtotal	270

Combined total	$1,578

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$498	$3,599	$4,097

Reserves for separate acccounts as of December 31, 2020 with assets at:
Fair Value	$–	$23,504	$23,504
Amortized Cost	521	–	521

Total as of December 31, 2020	$521	$23,504	$24,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With MV adjustment	$50	$–	$50
At book value without fair value adjustment and with current surrender charge of 5% or more
At fair value	406	22,331	22,737
At book value without fair value adjustment and with current surrender charge of less than 5%	65	–	65

Subtotal	521	22,331	22,852
Not subject to discretionary withdrawal	–	1,173	1,173

Total separate account reserves at December 31, 2020	$521	23,504	$24,025

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$420	$3,965	$4,385

Reserves for separate acccounts as of December 31, 2019 with assets at:
Fair Value	$–	$21,768	$21,768
Amortized Cost	1,561	–	1,561

Total as of December 31, 2019	$1,561	$21,768	$23,329

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With MV adjustment	$50	$–	$50
At book value without fair value adjustment and with current surrender charge of 5% or more
At fair value	346	20,646	20,992
At book value without fair value adjustment and with current surrender charge of less than 5%	67	–	67

Subtotal	463	20,646	21,109
Not subject to discretionary withdrawal	1,098	1,122	2,220

Total separate account reserves at December 31, 2019	$1,561	21,768	$23,329

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$812	$3,513	$4,325

Reserves for separate acccounts as of December 31, 2018 with assets at:
Fair value	$–	$18,313	$18,313
Amortized cost	2,568	–	2,568

Total as of December 31, 2018	$2,568	$18,313	$20,881

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With MV adjustment	$76	$–	$76
At book value without fair value adjustment and with current surrender charge of 5% or more	32	–	32
At fair value	381	17,194	17,575
At book value without fair value adjustment and with current surrender charge of less than 5%	44	–	44

Subtotal	533	17,194	17,727
Not subject to discretionary withdrawal	2,035	1,119	3,154

Total separate account reserves at December 31, 2018	$2,568	$18,313	$20,881

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2020	2019	2018

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,122	$4,585	$4,533
Transfers from separate accounts	(6,446)	(5,790)	(7,439)

Net transfers to separate accounts	(2,324)	(1,205)	(2,906)
Miscellaneous reconciling adjustments	1	4	14

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(2,323)	$(1,201)	$(2,892)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from general account claims at December 31, 2020 and 2019 are attributed to the following products:

	2020	2019

Variable life	$157	$147
Variable universal life	150	126
Variable annuities	5,507	5,168
Group annuities	15,454	13,337
Registered market value separate accounts	808	755
Non-registered market value separate accounts	75	901
Par annuities	1,450	1,443
Registered market value annuity product - SPL	3	3
Book value separate accounts	527	1,620

Total separate account assets	$24,131	$23,500

At December 31, 2020 and 2019, the Company held separate account assets not legally insulated from the general account in the amount of $22 and $24, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $52, $51, $51, $48, and $47 to the general account in 2020, 2019, 2018, 2017, and 2016, respectively. During the years ended December 31, 2020, 2019, 2018, 2017, and 2016 the general account of the Company had paid $1, $1, $1, $1, and $2 respectively, toward separate account guarantees.

At December 31, 2020 and 2019, the Company reported guaranteed separate account assets at amortized cost in the amount of $527 and $1,620, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $542 and $1,634 at December 31, 2020 and 2019, respectively, which would have resulted in an unrealized gain/(loss) of $15 and $14, respectively, had these assets been reported at fair value.

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2020	2019	2018

Direct premiums	$5,257	$5,333	$5,219
Reinsurance assumed - non affiliates	307	362	445
Reinsurance assumed - affiliates	–	–	–
Reinsurance ceded - non affiliates	(203)	(243)	(300)
Reinsurance ceded - affiliates	(126)	(146)	(162)

Net premiums earned	$5,235	$5,306	$5,202

The Company received reinsurance recoveries in the amounts of $341, $418 and $390 during 2020, 2019 and 2018, respectively. At December 31, 2020 and 2019, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $134 and $185, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2020 and 2019 of $2,995 and $3,089, respectively, of which $1,688 and $1,768 were ceded to affiliates.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI) to Wilton Re. As a result of the mutual concessions between the parties, the Company paid Wilton Re $1. The net pretax impact to capital and surplus of these adjustments was $1.

During 2019 and 2018, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $347 ($225 after tax) and $31 ($20 after tax), respectively. Deferred gains have been fully amortized as of December 31, 2019.

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2020 and 2019 and the change from the prior year are comprised of the following components:

		December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$119	$12	$131
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	119	12	131
Deferred Tax Assets Nonadmitted	36	–	36

Subtotal (Net Deferred Tax Assets)	83	12	95
Deferred Tax Liabilities	44	17	61

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(5)	$34

		December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$97	$10	$107
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	97	10	107
Deferred Tax Assets Nonadmitted	46	–	46

Subtotal (Net Deferred Tax Assets)	51	10	61
Deferred Tax Liabilities	20	13	33

Net Admitted Deferred Tax Assets (Liabilities)	$31	$(3)	$28

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$22	$2	$24
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	22	2	24
Deferred Tax Assets Nonadmitted	(10)	–	(10)

Subtotal (Net Deferred Tax Assets)	32	2	34
Deferred Tax Liabilities	24	4	28

Net Admitted Deferred Tax Assets (Liabilities)	$8	$(2)	$6

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2020	2019	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$90	$70	$20
Investments	1	1	–
Deferred acquisition costs	24	21	3
Compensation and benefits accrual	1	1	–
Receivables - nonadmitted	1	1	–
Other (including items <5% of total ordinary tax assets)	2	3	(1)

Subtotal	119	97	22

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	36	46	(10)

Admitted ordinary deferred tax assets	83	51	32

Capital:
Investments	12	10	2

Admitted deferred tax assets	$95	$61	$34

Deferred Tax Liabilities:
Ordinary
Investments	$–	$1	$(1)
Policyholder reserves	40	16	24
Capitalized Ceding Commissions	3	3	–
Other	1	–	1

Subtotal	44	20	24

Capital
Investments	17	13	4

Deferred tax liabilities	61	33	28

Net admitted deferred tax assets (liabilities)	$34	$28	$6

As a result of the 2017 Tax Cuts and Jobs Act TCJA, the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting ($18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

As discussed in Note 2, for the years ended December 31, 2020 and 2019 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2020
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$3	$3
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	29	2	31
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	29	2	31
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	157
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	54	7	61

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$83	$12	$95

	December 31, 2019
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$5	$5
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23	–	23
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23	–	23
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	148
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	28	5	33

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$51	$10	$61

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	Ordinary	Change Capital		Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–		$(2)	$(2)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	6	2		8
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	6	2		8
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX		9
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	26	2		28

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$32	$2		$34

	December 31
	2020	2019	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1097%	1093%	4%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$1,044	$996	$48

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The impact of tax planning strategies at December 31, 2020 and 2019 was as follows:

	December 31, 2020
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	33%	0%	28%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$20	$21	$(1)

Subtotal	20	21	(1)
Federal income tax on net capital gains	(1)	2	(3)

Federal and foreign income taxes incurred	$19	$23	$(4)

	Year Ended December 31
	2019	2018	Change

Current Income Tax

Federal	$21	$11	$10

Subtotal	21	11	10
Federal income tax on net capital gains	2	(7)	9

Federal and foreign income taxes incurred	$23	$4	$19

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2020	2019	2018

Current income taxes incurred	$19	$23	$4
Change in deferred income taxes (without tax on unrealized gains and losses)	4	(19)	3

Total income tax reported	$23	$4	$7

Income before taxes	$105	$384	$189
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$22	$81	$40

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(2)	$(1)	$–
Dividends received deduction	(4)	(3)	(5)
Nondeductible expenses	1	1	–
Pre-tax items reported net of tax	(1)	(49)	(9)
Tax credits	(23)	(28)	(18)
Prior period tax return adjustment	–	8	(6)
Deferred tax change on other items in surplus	30	(5)	5

Total income tax reported	$23	$4	$7

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2020.

Incurred income taxes available for recoupment in the event of future losses:

Total

2018	$–
2019	3
2020	–

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2019	$2
Tax positions taken during prior period	–
Tax positions taken during current period	–
Settlements with taxing authorities	–
Lapse of applicable statute of limitations	–

Balance at December 31, 2019	$2
Tax positions taken during prior period	–
Tax positions taken during current period	–
Settlements with taxing authorities	–
Lapse of applicable statute of limitations	–

Balance at December 31, 2020	$2

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2017 through 2019 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2018	1	-	1
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2018	-	-	-
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2019	(1)	-	(1)
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2020	(2)	-	(2)

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

10. Capital and Surplus

The Company has 24,000 common shares authorized, 15,067 shares issued and outstanding. Par value is $125.

On June 30, 2020, the Company paid $96 to Transamerica Life Insurance Company (TLIC) as consideration for the Company’s repurchase of its remaining 1,254 common stock shares held by TLIC.

On December 31, 2018, the Company had 17,142 common shares issued and outstanding. On December 20, 2019 the Company repurchased 821 shares of ordinary common stock at par plus additional contributed capital for a total of $100 paid to its shareholder, TLIC. These shares were subsequently cancelled.

Prior to the redemption in 2018, the Company had 45,981 shares of 6% non-voting, cumulative preferred stock outstanding with a par value of $10. On December 13, 2018, the Company redeemed all 45,981 shares of preferred stock at par plus additional contributed capital for a total of $56, paid to its shareholders; TA Corp received $50 and TLIC received $7.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2021, without prior approval of insurance regulatory authorities, is $107,571.

On December 21, 2020, the Company paid an ordinary common stock dividend of $75 to Transamerica Corp. On June 21, 2019, the Company paid its shareholders TLIC and TA Corp, ordinary common stock dividends of $9 and $66, respectively.

On December 13, 2018 the Company paid TLIC and TA Corp, preferred stock dividends of $0 and $3, respectively. On June 29, 2018 the Company paid ordinary common stock dividends of $12 to TLIC and $88 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2020, the Company meets the minimum RBC requirements.

The Company held special surplus funds in the amount of $13 and $13, as of December 31, 2020 and 2019, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2020 and 2019, respectively, securities with a fair value of $382 and $299 were on loan under securities lending agreements. At December 31, 2020 and 2019, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $398 and $311 at December 31, 2020 and 2019, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

		Fair Value
		2020		2019
Open	$	398	$	311

Total		398		311

Securities received		–		–

Total collateral received	$	398	$	311

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$80	$80	$33	$33
30 days or less	115	115	97	97
31 to 60 days	62	62	84	84
61 to 90 days	24	24	37	37
91 to 120 days	76	76	16	16
121 to 180 days	26	26	22	22
2 to 3 years	15	15	5	5
Greater than 3 years	–	–	17	17

Total	398	398	311	311

Securities received	–	–	–	–

Total collateral reinvested	$398	$398	$311	$311

Collateral for securities lending transactions that extend beyond one year from the report date are as follows:

Description of collateral	2020		2019
ABS AUTOS	$	15	$	22

Total collateral extending beyond one year of the reporting date	$	15	$	22

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $398 (fair value of $398) that are currently tradable securities that could be sold and used to pay for the $398 in collateral calls that could come due under a worst-case scenario.

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense allocated to the Company for the years ended December 31, 2020, 2019 and 2018 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $2, $2 and $1 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2020, 2019 and 2018 was insignificant.

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2020, 2019 and 2018 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, TLIC, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to this agreement was $47, $41, and $45 during 2020, 2019 and 2018 , respectively. The amount paid as a result of being a party to this agreement was $50, $52, and $82 during 2020, 2019 and 2018, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The company paid $6, $5, and $4 for these services during 2020, 2019 and 2018, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The company paid $10, $10, and $11 for these services during 2020, 2019 and 2018, respectively.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $9, $9 and $10 for these services during 2020, 2019 and 2018, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $3, $4 and $4 for the years ended December 31, 2020, 2019 and 2018, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2020, 2019 and 2018, the Company paid (received) an insignificant amount of net interest to (from) affiliates.

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2020 and 2019, the Company reported a net amount of $37 and $3 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

In accordance with SSAP No. 25, Affiliates and Other Related Parties, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2020 and 2019, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Real Estate Alternatives Portfolio 2, LLC	$2
Real Estate Alternatives Portfolio 3A, Inc	1
Real Estate Alternatives Portfolio 4 HR, LLC	6
Aegon Workforce Housing Fund 2, L.P.	55
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	12
Natural Resources Alternatives Portfolio II, LLC	1
Natural Resources Alternatives Portfolio 3, LLC	25
Zero Beta Fund, LLC	14

$118

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8bi entities) as of December 31, 2020 and 2019:

December 31, 2020

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$1	$1	$–

Total SSAP No. 97 8b(iii) Entities	XXX	$1	$1	$–

SSAP No. 97 8b(iv) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1	$1	$–

Aggregate Total	XXX	$1	$1	$–

December 31, 2019

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$2	$2	$–

Total SSAP No. 97 8b(iii) Entities	XXX	$2	$2	$–

SSAP No. 97 8b(iv) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$2	$2	$–

Aggregate Total	XXX	$2	$2	$–

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	—	—	—

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/18/2020	$2	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$2	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$2	—	—	—

Aggregate Total	—	—	$2	—	—	—

        * S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

        ** I – Immaterial or M – Material

        (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

December 31, 2019

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	—	—	—

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2019	$4	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$4	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$4	—	—	—

Aggregate Total	—	—	$4	—	—	—

        * S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

        ** I – Immaterial or M – Material

        (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

14. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN#	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums
					Written/Produced By
					2020	2019	2018

The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$22	$52	$60

Total					$22	$52	$60

C -            Claims Payment

B -            Binding Authority

P -            Premium Collection

U -            Underwriting

The premiums written in 2020, which represents less than 5% of surplus, declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2020 and 2019, the Company has mortgage loan commitments of $10 and $69, respectively.

The Company has contingent commitments of $37 and $143, at December 31, 2020 and 2019, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $104, respectively.

Private placement commitments outstanding as of December 31, 2020 and 2019 were $2 and $15, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2020 and 2019, respectively, was $19 and $9.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheet. The amount of cash collateral received as of December 31, 2020 and 2019, respectively, was $43 and $60.

At December 31, 2020 and 2019, securities in the amount of $7 and $0, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheet as the Company does not have the ability to sell or repledge the collateral.

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2020 and 2019, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2020	2019

Membership Stock:
Class B	3	3

Total	$3	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2020 and 2019 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was $5 for the year ended December 31, 2019 and insignificant for the years ended December 31, 2018 and 2020.

74

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

16. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2020 and 2019, the Company had dollar repurchase agreements outstanding in the amount $146 and $66, which is included in borrowed money on the Balance Sheets. Those amounts included an insignificant amount of accrued interest at both December 31, 2020 and 2019. At December 31, 2020, securities with a book value of $146 and a fair value of $147 were subject to dollar repurchase agreements. These securities have maturity dates that range from May 1, 2050 to November 1, 2050. At December 31, 2019, securities with a book value of $66 and a fair value of $66 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

		Fair Value
		2020		2019
Open	$	146	$	66
Total		146		66

Securities received		–		–

Total collateral received	$	146	$	66

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2020 and 2019 there were no securities sold and reacquired within 30 days of the sale date.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2020 through April 14, 2021.

Events that are indicative of conditions that arose after the Balance Sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2020. On March 31, 2021, the Company paid a common stock dividend of $100 to TA Corp.

75

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334

76

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

77

Statutory-Basis

Financial Statement Schedule

78

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2020

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities
Bonds:
United States government and government agencies and authorities	$499	$734	$514
States, municipalities and political subdivisions	168	175	168
Foreign governments	103	117	103
Hybrid securities	106	108	106
All other corporate bonds	5,026	5,675	5,022
Preferred stocks	7	7	7

Total fixed maturities	5,909	6,816	5,920

Equity securities
Common stocks:
Industrial, miscellaneous and all other	8	10	10

Total equity securities	8	10	10

Mortgage loans on real estate	1,548		1,548
Policy loans	131		131
Other long-term investments	128		128
Receivable for derivative cash collateral posted to counterparty	19		19
Securities lending	398		398
Cash, cash equivalents and short-term investments	598		598

Total investments	$8,739		$8,752

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)

United States government, state, municipal and political, hybrid and corporate bonds of $4 are held at fair value rather than amortized cost due to having an NAIC 6 rating. No preferred stock securities are held at fair value due to having an NAIC 6 rating.

79

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2020
Individual life	$1,362	$–	$23	$170	$59	$222	$48
Individual health	145	4	13	71	6	68	33
Group life and health	231	2	7	57	11	41	22
Annuity	5,296	–	–	4,937	235	7,527	(2,189)

	$7,034	$6	$43	$5,235	$311	$7,858	$(2,086)

Year ended December 31, 2019
Individual life	$1,246	$–	$14	$171	$62	$71	$66
Individual health	114	4	7	41	5	12	19
Group life and health	216	2	8	67	11	34	24
Annuity	4,911	–	–	5,027	266	6,650	(1,054)

	$6,487	$6	$29	$5,306	$344	$6,767	$(945)

Year ended December 31, 2018
Individual life	$1,145	$–	$17	$166	$48	$190	$63
Individual health	72	4	13	46	4	13	18
Group life and health	198	2	10	77	9	59	21
Annuity	5,218	–	1	4,913	238	8,007	(2,740)
Other	–	–	–	–	48	–	–

	$6,633	$6	$41	$5,202	$347	$8,269	$(2,638)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

80

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2020
Life insurance in force	$25,806	$109,634	$107,398	$23,570	456%

Premiums:
Individual life	$188	$319	$301	$170	177%
Individual health	71	–	–	71	0%
Group life and health	66	10	1	57	2%
Annuity	4,932	–	5	4,937	0%

	$5,257	$329	$307	$5,235	6%

Year ended December 31, 2019
Life insurance in force	$26,128	$119,675	$117,274	$23,727	494%

Premiums:
Individual life	$189	$374	$356	$171	208%
Individual health	41	–	–	41	0%
Group life and health	81	15	1	67	1%
Annuity	5,022	–	5	5,027	0%

	$5,333	$389	$362	$5,306	7%

Year ended December 31, 2018
Life insurance in force	$25,897	$142,548	$139,964	$23,313	600%

Premiums:
Individual life	$183	$456	$439	$166	265%
Individual health	46	–	–	46	0%
Group life and health	81	5	1	77	1%
Annuity	4,909	1	5	4,913	0%

	$5,219	$462	$445	$5,202	8%

81

F I N A N C I A L   S T A T E M E N T S  –  S T A T U T O R Y   B A S I S

A N D   S U P P L E M E N T A R Y   I N F O R M A T I O N

Transamerica Life Insurance Company

Years Ended December 31, 2020, 2019 and 2018

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2020, 2019 and 2018

Notes to Financial Statements – Statutory Basis

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2020, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2020 and summary of investments - other than investments in related parties as of December 31, 2020 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312)298-2000, F: (312)298 2001, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the mergers of Transamerica Premier Life Insurance Company and MLIC Re I, Inc. into the Company on October 1, 2020, and the merger of Pine Falls Re, Inc. into the Company on December 31, 2020, in transactions accounted for as statutory mergers. Our opinion is not modified with respect to these matters.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2021

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31

	2020	2019
Admitted assets
Cash, cash equivalents and short-term investments	$1,832	$2,442
Bonds	50,444	43,976
Preferred stocks	105	117
Common stocks	3,556	3,376
Mortgage loans on real estate	9,015	7,834
Real estate	56	239
Policy loans	2,037	2,062
Securities lending reinvested collateral assets	2,115	2,004
Derivatives	2,973	1,743
Other invested assets	3,222	3,170
Total cash and invested assets	75,355	66,963

Accrued investment income	697	637
Premiums deferred and uncollected	240	438
Net deferred income tax asset	812	742
Variable annuity reserve hedge offset deferral	–	195
Letter of credit	–	1,870
Other assets	1,344	1,022
Separate account assets	121,820	112,229
Total admitted assets	$200,268	$184,096

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$50,966	$45,865
Policy and contract claim reserves	1,257	943
Liability for deposit-type contracts	946	948
Other policyholders’ funds	32	32
Transfers from separate accounts due or accrued	(823)	(925)
Funds held under reinsurance treaties	3,889	3,994
Asset valuation reserve	1,198	1,267
Interest maintenance reserve	1,389	1,356
Derivatives	3,493	1,933
Payable for collateral under securities loaned and other transactions	2,755	2,691
Borrowed money	3,486	2,709
Variable annuity reserve hedge offset deferral	145	–
Other liabilities	1,605	1,703
Separate account liabilities	121,820	112,229
Total liabilities	192,158	174,745
Total capital and surplus	8,110	9,351
Total liabilities and capital and surplus	$200,268	$184,096

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018
Revenues
Premiums and other considerations	$16,723	$15,708	$14,597
Net investment income	3,361	2,765	2,744
Commissions and expense allowances on reinsurance ceded	661	470	785
Reserve adjustment on reinsurance ceded	(273)	(128)	(155)
Consideration received on reinsurance recapture and novations	2,958	15	183
Fee revenue and other income	2,096	2,150	2,338
Total revenue	25,526	20,980	20,492

Benefits and expenses
Death benefits	2,863	2,358	2,380
Annuity benefits	1,528	1,492	1,442
Accident and health benefits	1,120	1,112	1,124
Surrender benefits	15,352	16,301	15,853
Other benefits	234	230	224
Net increase (decrease) in reserves	4,985	(1,329)	991
Commissions	1,435	1,481	1,600
Net transfers to (from) separate accounts	(4,850)	(5,130)	(4,407)
IMR adjustment due to reinsurance	–	–	(13)
General insurance expenses and other	1,780	1,254	1,615
Total benefits and expenses	24,447	17,769	20,809
Gain (loss) from operations before dividends and federal income taxes	1,079	3,211	(317)
Dividends to policyholders	10	10	7
Gain (loss) from operations before federal income taxes	1,069	3,201	(324)
Federal income tax (benefit) expense	(109)	(39)	(36)
Net gain (loss) from operations	1,178	3,240	(288)
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	113	469	(786)
Net income (loss)	$1,291	$3,709	$(1,074)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

Balance at January 1, 2018	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
As originally presented	$7	$1	$(58)	$150	$3,473	$90	$3,689	7,352
Merger of TPLIC, MLIC Re and PFRe	–	–	–	160	1,246	4	896	2,306
Balance at January 1, 2018	7	1	(58)	310	4,719	94	4,585	9,658
Net income (loss)	–	–	–	–	–	–	(1,074)	(1,074)
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	145	1,182	1,327
Change in net deferred income tax asset	–	–	–	–	–	–	168	168
Change in nonadmitted assets	–	–	–	–	–	–	63	63
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(7)	(7)
Change in asset valuation reserve	–	–	–	–	–	–	(12)	(12)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	33	33
Change in letter of credit	–	–	–	–	–	–	(82)	(82)
Dividends to stockholders	–	–	–	–	–	–	(624)	(624)
Return of capital	–	–	–	–	(559)	–	–	(559)
Other changes - net	–	(1)	–	–	3	(7)	(1)	(6)
Balance at December 31, 2018	$7	$–	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	–	–	–	–	–	–	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	–	–	–	–	–	(37)	(239)	(276)
Change in net deferred income tax asset	–	–	–	–	–	–	(160)	(160)
Change in nonadmitted assets	–	–	–	–	–	–	124	124
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(1,218)	(1,218)
Change in asset valuation reserve	–	–	–	–	–	–	(252)	(252)
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(143)	(143)
Change in surplus notes	–	–	–	(250)	–	–	–	(250)
Change in treasury stock	–	–	58	–	–	–	–	58
Change in letter of credit	–	–	–	–	–	–	(160)	(160)
Dividends to stockholders	–	–	–	–	–	–	(733)	(733)
Return of capital	–	–	–	–	(308)	–	–	(308)
Other changes - net	–	–	–	–	2	2	71	75
Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2019	$7	$–	$–	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	–	–	–	–	–	–	1,291	1,291
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	(342)	216	(126)
Change in net deferred income tax asset	–	–	–	–	–	–	(126)	(126)
Change in nonadmitted assets	–	–	–	–	–	–	201	201
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	14	14
Change in asset valuation reserve	–	–	–	–	–	–	69	69
Change in surplus as a result of reinsurance	–	–	–	–	–	–	(51)	(51)
Change in surplus notes	–	–	–	(60)	–	–	–	(60)
Change in letter of credit	–	–	–	–	–	–	(1,870)	(1,870)
Capital contribution	–	–	–	–	700	–	–	700
Dividends to stockholders	–	–	–	–	–	–	(1,200)	(1,200)
Other changes - net	–	–	–	–	5	–	(88)	(83)
Balance at December 31, 2020	$7	$–	$–	$–	$4,562	$(145)	$3,686	$8,110

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31

	2020	2019	2018
Operating activities
Premiums and annuity considerations	$16,785	$15,551	$14,618
Net investment income	2,758	2,931	2,843
Other income	2,311	2,379	2,999
Benefit and loss related payments	(20,629)	(21,328)	(20,885)
Net transfers from separate accounts	4,958	5,282	4,688
Commissions and operating expenses	(3,002)	(2,842)	(2,957)
Dividends paid to policyholders	(7)	(7)	(7)
Federal income taxes (paid) received	37	(166)	(64)
Net cash provided by (used in) operating activities	3,211	1,800	1,235

Investing activities
Proceeds from investments sold, matured or repaid	$12,107	$19,902	$13,389
Costs of investments acquired	(16,438)	(18,351)	(12,543)
Net change in policy loans	25	15	37
Net cost of investments acquired	(16,413)	(18,336)	(12,506)
Net cash provided by (used in) investing activities	$(4,306)	$1,566	$883

Financing and miscellaneous activities
Repayment of surplus notes	$(60)	$(250)	$–
Capital and paid in surplus received (returned)	705	(248)	(407)
Dividends to stockholders	(1,200)	(725)	(564)
Net deposits (withdrawals) on deposit-type contracts	(34)	(667)	(331)
Net change in borrowed money	783	(1,621)	(1,340)
Net change in funds held under reinsurance treaties	(105)	261	279
Net change in payable for collateral under securities lending and other transactions	65	(1,084)	49
Other cash (applied) provided	331	162	(20)
Net cash provided by (used in) financing and miscellaneous activities	485	(4,172)	(2,334)

Net increase (decrease) in cash, cash equivalents and short-term investments	(610)	(806)	(216)

Cash, cash equivalents and short-term investments:
Beginning of year	2,442	3,248	3,464
End of year	$1,832	$2,442	$3,248

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2020	2019	2018

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	$2,121	$–	$–
Release of funds withheld related to affiliated reinsurance recaptures	500	–	–
Increase of funds withheld related to affiliated reinsurance agreement	(76)	–	–
Receipt of assets related to nonaffiliated reinsurance recapture	310	–	–
Stock cancellations	–	58	–
Non-cash dividend received from subsidiary	–	11	30
Non-cash dividend to parent company	–	–	60
Investments received for insured securities losses	–	–	47
Other	–	(9)	12

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2020

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary. Also, on July 1, 2019, the Company completed a merger with Transamerica Advisors Life Insurance Company (TALIC), an Arkansas-domiciled affiliate.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re, PFRe and TALIC on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re, PFRe and TALIC was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and TALIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Summarized financial information for the Company (which includes TALIC), TPLIC, MLIC Re and PFRe presented separately for periods prior to the merger is as follows.

	Year Ended December 31, 2019
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total assets	$130,223	$52,517	$1,120	$1,507	$(1,271)	$184,096
Total liabilities	123,695	50,216	779	1,326	(1,271)	174,745
Capital and surplus	6,528	2,301	341	181	–	9,351
Total revenue	16,142	4,634	211	29	(36)	20,980
Total benefits and expenses	13,157	4,251	150	61	150	17,769
Net income (loss)	3,294	572	61	(32)	(186)	3,709

	Year Ended December 31, 2018
	Company	TPLIC	MLIC Re	PFRe	Eliminations	Merged Totals

Total revenue	$15,437	$4,873	$230	$29	$(77)	$20,492
Total benefits and expenses	16,204	4,233	183	71	118	20,809
Net income (loss)	(1,424)	536	47	(38)	(195)	(1,074)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells a range of variable and fixed annuities. In addition, the Company offers supplemental health insurance, long-term care insurance, life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2020	2019	2018
Net income (loss), State of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$1,291	$3,709	$(1,074)
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
None				–	–	–
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,291	$3,709	$(1,074)

Statutory surplus, state of Iowa basis State prescribed practices that are an increase(decrease) from NAIC SAP:	XXX	XXX	XXX	$8,110	$9,351	$8,885
Separate account asset valuation	56	NA	NA	–	–	–

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	–	(1,870)	(2,030)
Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds - Change in net unrealized capital gains/ losses	–	–	(232)
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$8,110	$7,481	$6,623

The IID issued a no objection letter in the current year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees (SSAP 108) effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheets (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the balance sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, reinsurance receivable, general insurance accounts receivable and current federal income tax recoverable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, payable for securities, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Error

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Recent Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted revisions to SSAP No. 105, Working Capital Finance Investments, and the corresponding Issue Paper No. 163, Working Capital Finance Investments. The revisions provided substantive updates to the Working Capital Finance Investments (WCFI) Program requirements in SSAP No. 105. The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not invest in WCFI.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 22, Leases, and the corresponding Issue Paper No. 161, Leases, to incorporate various concepts from U.S. GAAP guidance in Accounting Standards Update (ASU) 2016-02, Leases, into statutory accounting. The revised guidance retains the operating lease concept for statutory accounting, clarifies the application of statutory accounting guidance for leases in certain areas (e.g., sale-leaseback transactions), and identifies the types of assets allowed for lease and sale-leaseback treatment. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2020.

Correction of Error

During 2020, management identified and corrected an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was reflected in Other changes - net in the Statement of Changes in Capital and Surplus.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit–Type Contracts: The carrying amounts of deposit–type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Fair values for the Company’s insurance contracts other than investment–type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2020 and 2019, respectively:

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$–	$–	$–
Short–term notes receivable from affiliates	149	149	–	149	–	–	–
Bonds	60,092	50,444	10,161	49,535	396	–	–
Preferred stocks, other than affiliates	109	105	–	109	–	–	–
Common stocks, other than affiliates	180	180	20	–	160	–	–
Mortgage loans on real estate	9,792	9,015	–	–	9,792	–	–
Other invested assets	555	474	–	534	21	–	–
Derivative assets:
Options	278	278	–	278	–	–	–
Interest rate swaps	2,544	2,531	–	2,544	–	–	–
Currency swaps	21	8	–	21	–	–	–
Credit default swaps	67	49	–	67	–	–	–
Equity swaps	88	88	–	88	–	–	–
Interest rate futures	10	10	10	–	–	–	–
Equity futures	9	9	9	–	–	–	–
Derivative assets total	3,017	2,973	19	2,998	–	–	–
Policy loans	2,037	2,037	–	2,037	–	–	–
Securities lending reinvested collateral	1,893	1,893	–	1,893	–	–	–
Separate account assets	119,784	119,677	112,719	7,065	–	–	–

Liabilities
Investment contract liabilities	17,556	15,294	–	257	17,299	–	–
Derivative liabilities:
Options	165	165	–	165	–	–	–
Interest rate swaps	2,853	2,806	–	2,853	–	–	–
Currency swaps	30	31	–	30	–	–	–
Credit default swaps	–	14	–	–	–	–	–
Equity swaps	472	472	–	472	–	–	–
Interest rate futures	1	1	1	–	–	–	–
Equity futures	4	4	4	–	–	–	–
Derivative liabilities total	3,525	3,493	5	3,520	–	–	–
Dollar repurchase agreements	967	967	–	967	–	–	–
Payable for securities lending	2,115	2,115	–	2,115	–	–	–
Payable for derivative cash collateral	640	640	–	640	–	–	–
Separate account liabilities	109,407	109,407	1	109,354	52	–	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short–term investments, other than affiliates	$1,949	$1,949	$1,504	$445	$–	$–	$–
Short–term notes receivable from affiliates	343	343	–	343	–	–	–
Bonds	49,377	43,976	7,355	41,373	649	–	–
Preferred stocks, other than affiliates	114	117	–	111	3	–	–
Common stocks, other than affiliates	140	140	12	–	128	–	–
Mortgage loans on real estate	8,259	7,834	–	–	8,259	–	–
Other invested assets	461	398	–	441	20	–	–
Derivative assets:
Options	312	312	–	312	–	–	–
Interest rate swaps	1,375	1,372	–	1,375	–	–	–
Currency swaps	22	12	–	22	–	–	–
Credit default swaps	79	45	–	79	–	–	–
Equity futures	3	3	3	–	–	–	–
Derivative assets total	1,791	1,744	3	1,788	–	–	–
Policy loans	2,062	2,062	–	2,062	–	–	–
Securities lending reinvested collateral	1,588	1,588	–	1,588	–	–	–
Separate account assets	110,612	110,546	104,750	5,857	5	–	–

Liabilities
Investment contract liabilities	18,960	13,396	–	264	18,696	–	–
Derivative liabilities:
Options	152	152	–	152	–	–	–
Interest rate swaps	1,204	1,501	–	1,204	–	–	–
Currency swaps	19	19	–	19	–	–	–
Credit default swaps	(7)	15	–	(7)	–	–	–
Equity swaps	216	216	–	216	–	–	–
Interest rate futures	23	23	23	–	–	–	–
Equity futures	7	7	7	–	–	–	–
Derivative liabilities total	1,614	1,933	30	1,584	–	–	–
Dollar repurchase agreements	704	704	–	704	–	–	–
Payable for securities lending	2,004	2,004	–	2,004	–	–	–
Payable for derivative cash collateral	687	687	–	687	–	–	–
Separate account liabilities	101,194	101,195	3	101,144	47	–	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2020 and 2019:

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$41	$7	$–	$48

Total bonds	–	41	7	–	48

Preferred stock
Industrial and miscellaneous	–	6	–	–	6

Total preferred stock	–	6	–	–	6

Common stock
Mutual funds	6	–	–	–	6
Industrial and miscellaneous	14	–	160	–	174

Total common stock	20	–	160	–	180

Cash equivalents and short–term
Money market mutual funds	1,029	–	–	–	1,029

Total cash equivalents and short–term	1,029	–	–	–	1,029

Derivative assets	18	2,894	–	–	2,912
Separate account assets	112,606	6,393	–	–	118,999

Total assets	$113,673	$9,334	$167	$–	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$–	$–	3,189
Separate account liabilities	1	–	–	–	1

Total liabilities	$6	$3,184	$–	$–	$3,190

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$16	$7	$–	$23

Total bonds	–	16	7	–	23

Preferred stock
Industrial and miscellaneous	–	–	3	–	3

Total preferred stock	–	–	3	–	3

Common stock
Mutual funds	5	–	–	–	5
Industrial and miscellaneous	7	–	128	–	135

Total common stock	12	–	128	–	140

Cash equivalents and short–term
Money market mutual funds	1,504	–	–	–	1,504

Total cash equivalents and short–term	1,504	–	–	–	1,504

Derivative assets	3	1,680	–	–	1,683
Separate account assets	104,614	5,273	4	–	109,891

Total assets	$106,133	$6,969	$142	$–	$113,244

Liabilities:
Derivative liabilities	$30	$1,650	$–	$–	$1,680
Separate account liabilities	3	–	–	–	3

Total liabilities	$33	$1,650	$–	$–	$1,683

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non–binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Preferred stock classified as Level 3 are internally valued using significant unobservable inputs.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2020 and 2019:

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$–	$–	$(2)
Preferred stock	3	–	–	(17)	13
Common stock	128	–	2	(1)	16
Separate account assets	4	–	4	–	–

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$–	$–	$–	$–	$7
Preferred stock	2	–	–	1	–
Common stock	21	8	10	–	160
Separate account assets	1	-	-	1	-

Total	$24	$8	$10	$2	$167

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$13	$–	$2	$–	$1
Preferred stock	10	–	–	–	(9)
Common stock	223	–	6	(6)	3
Separate account assets	4	1	1	–	(1)

Total	$250	$1	$9	$(6)	$(6)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019

Bonds
Other	$–	$–	$–	$5	$7
Preferred stock	2	–	–	–	3
Common stock	6	8	100	–	128
Separate account assets	1	–	–	–	4

Total	$9	$8	$100	$5	$142

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2020, the Company held four properties as held-for sale, where carrying amount of $10 was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020

Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$–	$180

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2019

Bonds:
United States Government and agencies	$5,882	$1,023	$1	$6,904
State, municipal and other government	1,877	161	25	2,013
Hybrid securities	412	60	4	468
Industrial and miscellaneous	29,448	3,737	86	33,099
Mortgage and other asset-backed securities	6,357	558	22	6,893

Total unaffiliated bonds	43,976	5,539	138	49,377
Unaffiliated preferred stocks	117	5	8	114

	$44,093	$5,544	$146	$49,491

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$117	$23	$–	$140

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2020
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,157	$1,176
Due after one year through five years	7,139	7,988
Due after five years through ten years	8,893	10,601
Due after ten years	26,448	32,900

	43,637	52,665
Mortgage and other asset-backed securities	6,807	7,427

	$50,444	$60,092

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2020 and 2019 is as follows:

	2020
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$–	$–	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1	$–	$22	$1
State, municipal and other government	55	12	329	13
Hybrid securities	45	4	3	–
Industrial and miscellaneous	615	62	798	24
Mortgage and other asset-backed securities	286	16	884	6

Total bonds	1,002	94	2,036	44

Preferred stocks-unaffiliated	49	8	5	–
Common stocks-unaffiliated	–	–	1	–

	$1,051	$102	$2,042	$44

During 2020, 2019, and 2018, respectively, there were $0, $7 and $99, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2020, 2019 and 2018 the Company recognized OTTI of $4, $6 and $10, respectively.

The following loan-backed and structured securities were held at December 31, 2020, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
36828QQK5	$1	$–	$1	$–	$–	3/31/2020
52108MDM2	4	3	1	4	4	3/31/2020
52108MDM2	3	1	2	1	3	9/30/2020

			$4

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2020 and 2019 is as follows:

	2020		2019
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$18	$61	$15	$19
The aggregate related fair value of securities with unrealized losses	150	765	286	901

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 116 and 306 securities with a carrying amount of $441 and $1,154, and an unrealized loss of $50 and $102. Of this portfolio, 50.1% and 66.1% were investment grade with associated unrealized losses of $17 and $30, respectively.

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 359 and 469 securities with a carrying amount of $2,026 and $2,085 and an unrealized loss of $85 and $44. Of this portfolio, 79.6% and 93.4% were investment grade with associated unrealized losses of $49 and $34, respectively.

At December 31, 2020 and 2019, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2020 and 2019, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 12 securities with a cost of $0 and $1 and no unrealized losses.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

December 31, 2019
Bond, amortized cost	3	$24	$24
Loan-backed and structured securities, amortized cost	4	10	10
Preferred stock, amortized cost	1	3	3

Total	8	$37	$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The tables below present the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$–	$3

Liabilities:
Borrowed money	$967	$–	$967

December 31, 2019	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$120	$101	$19

Liabilities:
Borrowed money	$550	$101	$449

During 2020 and 2019, the Company sold, redeemed or otherwise disposed of 108 and 250 securities as a result of a callable feature which generated investment income of $25 and $19 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2020	2019	2018

Proceeds	$8,747	$16,076	$9,500

Gross realized gains	$232	$159	$111
Gross realized losses	(37)	(56)	(379)

Net realized capital gains (losses)	$195	$103	$(268)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2020, 2019 and 2018 of $161, $39 and $36, respectively.

At December 31, 2020 and 2019, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2020 and 2019 were as follows:

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

December 31, 2019
	Farm	Commercial	Total

AAA - AA	$11	$4,373	$4,384
A	41	3,068	3,109
BBB	6	317	323
BB	9	4	13
B	–	4	4

	$67	$7,766	$7,833

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2020 at the time of origination was 79%. During 2019, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 82%.

During 2020 and 2019, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2020 and 2019.

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2020
Recorded Investment (All)

Current	$62	$–	$8,846	$8,908
30-59 Days Past Due	–	1	–	1
180+ Days Past Due	–	–	106	106

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$42	$–	$911	$953

		Residential	Commercial
	Farm	All Other	All Other	Total

December 31, 2019
Recorded Investment (All)

Current	$67	$–	$7,659	$7,726
30-59 Days Past Due	–	1	–	1
90-179 Days Past Due	–	–	4	4
180+ Days Past Due	–	–	103	103

Participant or Co-lender in
Mortgage Loan Agreement
Recorded Investment	$44	$–	$2,530	$2,574

At December 31, 2020 and 2019, respectively, multiple mortgage loans with a carrying value of $106 and $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2020 and 2019. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2020 and 2019, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2020 and 2019, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2020 and 2019, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2020 and 2019 was $3 and $0, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2020	2019	2018

Balance at beginning of period	$–	$–	$27
Additions, net charged to operations	1	–	–
Recoveries in amounts previously charged off	(1)	–	(27)

Balance at end of period	$–	$–	$–

As of December 31, 2020 and 2019, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recognized $0, $0 and $1 of interest income on impaired loans. Interest income of $0, $0 and $1, respectively, was recognized on a cash basis for the years ended December 31, 2020, 2019 and 2018.

At December 31, 2020 and 2019, the Company held a mortgage loan loss reserve in the AVR of $116 and $105, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution				Property Type Distribution
	December 31			December 31
	2020	2019		2020	2019

Pacific	29%	25%	Apartment	48%	49%
South Atlantic	23	25	Office	17	13
Middle Atlantic	13	14	Retail	16	18
E. North Central	9	9	Industrial	14	15
W. South Central	9	8	Other	3	3
Mountain	7	7	Medical	1	1
W. North Central	6	8	Agricultural	1	1
E. South Central	3	3
New England	1	1

At December 31, 2020, 2019 and 2018, the Company had mortgage loans with a total net admitted asset value of $14, $21 and $23, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2020, 2019 and 2018 related to such restructurings. At

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020 and 2019, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $5 and $26 were taken on real estate in 2020, 2019 and 2018, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2020.

As of December 31, 2020, there were eight properties classified as held for sale. As of December 31, 2019, there were five properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2020, one property classified as held for sale was disposed. During 2019, four properties classified as held for sale were disposed of resulting in a net realized gain of $26. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2020 and 2019 resulting in net realized gains of $3 and $9, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2020 and 2019 was as follows:

	2020	2019

Home office properties	$41	$46
Investment properties	–	187
Properties held for sale	15	6

	$56	$239

Accumulated depreciation on real estate at December 31, 2020 and 2019, was $24 and $106, respectively.

Other Invested Assets

The Company recorded impairments of $19, $5, and $3 throughout years 2020, 2019 and 2018, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Tax Credits

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 were $119, and other tax benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2019, the Company had ownership interests in sixty-seven LIHTC investments with a carrying value of $103. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $93. Tax credits recognized during 2019 was $94 and other benefits recognized in 2019 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2020 and 2019:

		December 31, 2020

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

		December 31, 2019

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$3	$6
Economic Redevelopment and Growth Tax Credits	NJ	5	40

Total		$8	$46

*The unused amount reflects credits that the Company deems will be realizable in the period 2020-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2020 and 2019 was as follows:

	2020	2019

Fair value - positive	$976	$866
Fair value - negative	(1,557)	(763)

At December 31, 2020, 2019 and 2018, the Company has recorded unrealized gains (losses) of ($334), ($266) and $861, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2020, 2019 and 2018 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 23 years for forecasted hedge transactions. At December 31, 2020 and 2019, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2020 and 2019, the Company has accumulated deferred gains in the amount of $1 and $4, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Options:
Calls	$(805)	$(15)	$60
Puts	(299)	–	(27)
Collars	(62)	–	–
Total options	$(1,166)	$(15)	$33
Swaps:
Interest rate	$–	$95	$(300)
Credit	(6)	(3)	(17)
Total return	(851)	(621)	(210)
Total swaps	$(857)	$(529)	$(527)
Futures - net positions	480	752	(393)
Lehman settlements	–	–	1
Total realized gains (losses)	$(1,543)	$208	$(886)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$34	$75	$(6)	$(12)
Interest rate swaps	6	3	–	–

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019
Derivative component of RSATs
Credit default swaps	$67	$79	$(10)	$(14)
Interest rate swaps	6	4	–	–
Total	$73	$83	$(10)	$(14)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018
Derivative component of RSATs
Credit default swaps	$(6)	$(3)	$(7)
Interest rate swaps	–	–	(9)
Total	$(6)	$(3)	$(16)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2020 and 2019:

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		–	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Rating Agency Designation of Referenced Credit Obligations (1)		2019
	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$10	$714	1.8
Credit default swaps referencing indices		–	20	40.8

Subtotal		10	734	2.9

BBB	2
Single name credit default swaps (3)		51	2,342	1.9
Credit default swaps referencing indices		29	1,508	2.8

Subtotal		80	3,850	2.2

BB	3
Single name credit default swaps (3)		3	78	1.6

Subtotal		3	78	1.6

Total		$93	$4,662	2.3

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above. At December 31, 2019, there were not any potential future recoveries available to offset the $4,662 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2020	2019	2020	2019

Derivative assets:
Credit default swaps	$3,813	$3,303	$67	$79
Currency swaps	214	140	21	22
Equity futures	–	–	9	3
Equity swaps	969	209	88	–
Interest rate futures	–	–	10	–
Interest rate swaps	2,543	399	100	16
Options	9,449	21,197	278	312
Derivative liabilities:
Credit default swaps	1,218	1,734	–	(7)
Currency swaps	373	400	30	19
Equity futures	–	–	4	7
Equity swaps	8,158	4,902	472	216
Interest rate futures	–	–	1	1
Interest rate swaps	8,233	5,498	480	(58)
Options	(4,960)	(3,677)	165	152

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy (CDHS), interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through net realized capital gains (losses) within the Statements of Operations. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP 108 derivatives as of December 31, 2020 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2021	$(16)	$1
2022	(16)	1
2023	(16)	1
2024	(16)	1
2025	(16)	1
2026	(16)	1
2027	(16)	1
2028	(16)	1
2029	(16)	1
2030	(11)	1

Total	$(155)	$10

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP 108 derivatives:

		Total Deferred Balance

1.	Balance at July 1, 2019	$190
2.	Amortization	19
3.	Deferred Recognition	(24)

4.	Balance at December 31, 2019 [1-(2+3)]	$195
5.	Amortization	191
6.	Deferred Recognition	149

7.	Balance at December 31, 2020 [4-(5+6)]	$(145)

The following tables provide information regarding SSAP 108 hedging instruments:

	2020	2019

Amortized cost	$1	$–
Fair value	(2)	74

December 31, 2020

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$–	$1,819	$(80)	$1,739

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)

*Totals shown are pre-tax

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total

Derivative performance	$24	$495	$(373)	$146

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	–	(184)	14	(170)
Deferred	(24)	(311)	359	24

	Year Ended December 31
	2020	2019

Prior year fair value of hedged item	$(1,395)	$(2,294)
Current year fair value of hedged item	(3,021)	(2,574)

Change in fair value attributable to interest rates	$(1,626)	$(280)

Portion of the fair value change attributed to the hedged risk	$(1,626)	$(232)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2020 and 2019, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2020

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$–	$–	$–	$2,115
Subject to repurchase agreements	200	–	–	–	200
Subject to dollar repurchase agreements	958	–	–	–	958
FHLB capital stock	111	–	–	–	111
On deposit with states	44	–	–	–	44
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	–	–	–	3,818
Pledged as collateral not captured in other categories	1,399	–	–	–	1,399
Other restricted assets	1,689	–	–	–	1,689

Total restricted assets	$10,334	$–	$–	$–	$10,334

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2019)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,004	$111	$–	$2,115	1.05%	1.06%
Subject to repurchase agreements	113	87	–	200	0.10%	0.10%
Subject to dollar repurchase agreements	805	153	–	958	0.48%	0.48%
FHLB capital stock	100	11	–	111	0.06%	0.06%
On deposit with states	48	(4)	–	44	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,089	729	–	3,818	1.90%	1.90%
Pledged as collateral not captured in other categories	986	413	–	1,399	0.70%	0.70%
Other restricted assets	1,582	107	–	1,689	0.84%	0.84%

Total restricted assets	$8,727	$1,607	$–	$10,334	5.15%	5.16%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

The following tables show the pledged or restricted assets in other categories as of December 31, 2020 and 2019, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2020

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,376	$–	$–	$–	$1,376
Secured funding agreements	21	–	–	–	21
AMBAC	2	–	–	–	2

Total	$1,399	$–	$–	$–	$1,399

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2019)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$977	$399	$1,376	0.69%	0.69%
Secured funding agreements	6	15	21	0.01%	0.01%
AMBAC	2	–	2	0.00%	0.00%

Total	$985	$414	$1,399	0.70%	0.70%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2020 and 2019:

2020

Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,724	5.29%

2019
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,354	$1,354	1.87%	1.89%
Securities lending collateral assets	2,004	2,004	2.77	2.79
Other	36	36	0.05	0.05

Total collateral assets	$3,394	$3,394	4.69%	4.73%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,397	5.44%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2020	2019	2018

Income:
Bonds	$2,025	$1,992	$2,066
Preferred stocks	9	8	10
Common stocks	57	235	164
Mortgage loans on real estate	378	346	309
Real estate	40	55	56
Policy loans	116	117	119
Cash, cash equivalents and short-term investments	24	80	53
Derivatives	606	42	59
Other invested assets	214	64	84

Gross investment income	3,469	2,939	2,920
Less: investment expenses	210	283	304

Net investment income before amortization of IMR	3,259	2,656	2,616
Amortization of IMR	102	109	128

Net investment income	$3,361	$2,765	$2,744

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$58	$(307)
Preferred stocks	(20)	2	2
Common stocks	(13)	25	(3)
Mortgage loans on real estate	(1)	–	(27)
Real estate	257	30	5
Cash, cash equivalents and short-term investments	(1)	–	–
Derivatives	249	519	(886)
Variable annuity reserve hedge offset	(192)	(160)	–
Other invested assets	43	95	137

Change in realized capital gains (losses), before taxes	375	569	(1,079)
Federal income tax effect	(128)	(52)	51
Transfer from (to) interest maintenance reserve	(134)	(48)	242

Net realized capital gains (losses) on investments	$113	$469	$(786)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2020	2019	2018

Bonds	$53	$74	$43
Preferred stocks	9	(9)	(3)
Common stocks	22	5	1
Affiliated entities	182	467	187
Mortgage loans on real estate	–	–	27
Derivatives	(364)	(787)	1,088
Other invested assets	3	67	42

Change in unrealized capital gains (losses), before taxes	(95)	(183)	1,385
Taxes on unrealized capital gains (losses)	(31)	(93)	(58)

Change in unrealized capital gains (losses), net of tax	$(126)	$(276)	$1,327

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

	2020		2019

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$–	$9	$2
Ordinary renewal business	206	172	422	370
Group life direct business	23	13	24	14

	$230	$185	$455	$386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2020 and 2019 were as follows:

	Year Ended December 31
	2020	2019

Life insurance reserves	$25,805	$23,650
Annuity reserves and supplementary contracts with life contingencies	18,328	15,478
Accident and health reserves (including long term care)	6,833	6,737

Total policy reserves	$50,966	$45,865

Deposit-type contracts	946	948
Policy claims	1,257	943

Total policy reserves, deposit-type contracts and claim liabilities	$53,169	$47,756

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2020 and 2019, the Company had insurance in force aggregating $52,537 and $65,518, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,586 and $1,936 to cover these deficiencies as of December 31, 2020 and 2019, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2020 and 2019.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2020 and 2019, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$–	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2019
2019	$–	$1,142	$468	$674
2018 and prior	1,996	(16)	645	1,335

	1,996	$1,126	$1,113	2,009

Active life reserve	$5,023			$5,136

Total accident and health reserves	$7,019			$7,145

The change in the Company’s unpaid claims reserve was ($97) and ($16) for the years ended December 31, 2020 and 2019, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths. The change in 2019 was in normal range.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2020
2019	$–	$37	$22	$15
2018 and prior	44	(14)	2	28

	$44	$23	$24	$43

Year ended December 31, 2019
2018	$–	$33	$19	$14
2017 and prior	49	(15)	4	30

	$49	$18	$23	$44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company decreased the claim adjustment expense provision for insured events of prior years during 2020.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2020 and 2019 are approximately $12 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$–	$473	1%
At book value less surrender charge of 5% or more	1,411	–	–	1,411	2
At fair value	4	–	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	–	–	8,050	9
Not subject to discretionary withdrawal provision	3,943	–	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	–	–	3,027

Net individual annuities reserves	$10,847	$7	$74,542	$85,396

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$–	$1,909	4%
At book value less surrender charge of 5% or more	21	–	–	21	–
At fair value	–	–	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	–	–	4,066	9
Not subject to discretionary withdrawal provision	2,124	–	42	2,166	5

Total group annuities reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	–	–	358

Net group annuities reserves	$7,739	$23	$34,765	$42,527

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	–	–	2	–
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	–	–	10

Net deposit-type contracts	$688	$52	$18	$758

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

	December 31
	2019

		Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
	General
Individual Annuities:	Account

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$549	$7	$–	$556	1%
At book value less surrender charge of 5% or more	910	–	–	910	1
At fair value	4	–	69,434	69,438	84

Total with adjustment or at fair value	1,463	7	69,434	70,904	86
At book value without adjustment (minimal or no charge or adjustment)	8,764	–	–	8,764	10
Not subject to discretionary withdrawal provision	2,820	–	399	3,219	4

Total individual annuity reserves	13,047	7	69,833	82,887	100%

Less reinsurance ceded	3,043	–	–	3,043

Net individual annuity reserves	$10,004	$7	$69,833	$79,844

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2019

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,108	$27	$–	$1,135	3%
At book value less surrender charge of 5% or more	–	–	–	–	–
At fair value	–	–	31,245	31,245	83

Total with adjustment or at fair value	1,108	27	31,245	32,380	86
At book value without adjustment (minimal or no charge or adjustment)	2,794	–	–	2,794	8
Not subject to discretionary withdrawal provision	2,219	–	38	2,257	6

Total group annuity reserves	6,121	27	31,283	37,431	100%

Less reinsurance ceded	377	–	–	377

Net group annuity reserves	$5,744	$27	$31,283	$37,054

	December 31
	2019

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$–	$–	$5	1%

Total with adjustment or at fair value	5	–	–	5	1
At book value without adjustment (minimal or no charge or adjustment)	1	–	–	1	–
Not subject to discretionary withdrawal provision	697	49	12	758	99

Total deposit-type contracts	703	49	12	764	100%

Less reinsurance ceded	24	–	–	24

Net deposit-type contracts	$679	$49	$12	$740

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$14,604
Exhibit 5, Supp contracts with life contingencies section, total (net)	875
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	948

Subtotal	16,427
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	100,752
Exhibit 3, Supp contracts with life contingencies section, total	398
Other contract deposit funds	61

Subtotal	101,211

Combined total	$117,638

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,349
Accidental death benefits	–	–	50
Disability- active lives	–	–	49
Disability- disabled lives	–	–	167
Miscellaneous reserves	–	–	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

	December 31
	2019

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$174	$223	$377
Universal life	10,143	9,684	13,611
Universal life with secondary guarantees	3,586	3,499	10,028
Indexed universal life with secondary guarantees	3,964	2,536	3,628
Other permanent cash value life insurance	4,099	5,050	7,638
Variable universal life	647	634	1,560
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	–	–	8,445
Accidental death benefits	–	–	52
Disability- active lives	–	–	67
Disability- disabled lives	–	–	172
Miscellaneous reserves	–	–	2,889

Total (gross)	22,613	21,626	48,467
Reinsurance ceded	4,156	4,156	24,817

Total (net)	$18,457	$17,470	$23,650

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$653	$653	$653

Total (gross)	653	653	653

Total (net)	$653	$653	$653

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$7,408	$7,375	$8,705

Total (gross)	7,408	7,375	8,705

Total (net)	$7,408	$7,375	$8,705

Reconcililation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$21,934
Exhibit 5, Accidental death benefits section total (net)	24
Exhibit 5, Disability - active lives section, total (net)	40
Exhibit 5, Disability - disabled lives section, total (net)	154
Exhibit 5, Miscellaneous reserves section, total (net)	1,498

Subtotal	23,650
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,358

Subtotal	9,358

Combined total	$33,008

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$–	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$–	$80	$2	$119,013	$119,095
Amortized cost	–	665	–	–	665

Total as of December 31, 2020	$–	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$–	$30	–	$–	$30
At fair value	–	–	–	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	–	665	–	–	665

Subtotal	–	695	–	118,457	119,152
Not subject to discretionary withdrawal	–	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$–	$745	$2	$119,013	$119,760

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$–	$–	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$–	$65	$18	$109,833	$109,916
Amortized cost	–	653	–	–	653

Total as of December 31, 2019	$–	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$–	$35	$–	$–	$35
At fair value	–	–	–	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	–	653	–	–	653

Subtotal	–	688	–	109,384	110,072
Not subject to discretionary withdrawal	–	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$–	$718	$18	$109,833	$110,569

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Accounts Separate	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$–	$–	$12	$9,855	$9,867

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$–	$67	$15	$97,484	$97,566
Amortized cost	–	647	–	–	647

Total as of December 31, 2018	$–	$714	$15	$97,484	$98,213

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With fair value adjustment	$–	$43	$–	$–	$43
At fair value	–	–	–	97,125	97,125
At book value without fair value adjustment and with current surrender charge of less than 5%	–	647	–	–	647

Subtotal	–	690	–	97,125	97,815
Not subject to discretionary withdrawal	–	24	15	359	398

Total separate account reserve liabilities at December 31, 2018	$–	$714	$15	$97,484	$98,213

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31

	2020	2019	2018

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,484	$10,116	$10,219
Transfers from separate accounts	(14,305)	(15,216)	(14,591)

Net transfers from separate accounts	(4,821)	(5,100)	(4,372)
Miscellaneous reconciling adjustments	(29)	(30)	(35)

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(4,850)	$(5,130)	$(4,407)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $121,803 and $112,206, respectively. The assets legally insulated from general account claims at December 31, 2020 and 2019 are attributed to the following products:

	2020	2019

Group annuities	$32,435	$29,613
Variable annuities	77,850	72,488
Fixed universal life	696	684
Variable universal life	9,257	8,034
Variable life	1,492	1,338
Modified separate accounts	50	27
Registered market value annuity product - SPL	12	13
WRL asset accumulator	11	9

Total separate account assets	$121,803	$112,206

At December 31, 2020 and 2019, the Company held separate account assets not legally insulated from the general account in the amount of $17 and $22, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $565, $552, $550, $538, and $517, to the general account in 2020, 2019, 2018, 2017, and 2016, respectively. During the years ended December 31, 2020, 2019, 2018, 2017, and 2016 the general account of the Company had paid $75, $75, $69, $70, and $119 respectively, toward separate account guarantees.

At December 31, 2020 and 2019, the Company reported guaranteed separate account assets at amortized cost in the amount of $678 and $653, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $786 and $719 at December 31, 2020 and 2019, respectively, which would have resulted in an unrealized gain of $107 and $66, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2020	2019	2018

Direct premiums	$19,191	$17,922	$17,428
Reinsurance assumed - non affiliates	1,248	1,279	1,337
Reinsurance assumed - affiliates	2	215	243
Reinsurance ceded - non affiliates	(2,612)	(2,540)	(3,120)
Reinsurance ceded - affiliates	(1,106)	(1,168)	(1,291)

Net premiums earned	$16,723	$15,708	$14,597

The Company received reinsurance recoveries in the amount of $4,316, $4,468 and $4,266, during 2020, 2019 and 2018, respectively. At December 31, 2020 and 2019, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $939 and $1,176. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2020 and 2019 of $36,764 and $46,752, respectively, of which $13,916 and $15,156 were ceded to affiliates.

During 2020, 2019 and 2018, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $274 ($179 after tax), $213 ($139 after tax) and $490 ($319 after tax), respectively.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2020 financial statements. The impact was a $182 charge reported in the Statements of Operations.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re will pay the Company $66. In addition, the Company released a reinsurance receivable in the amount of $12 related to the initial proposed final NSS that was used for closing. The net pretax impact to capital and surplus of these adjustments was $55.

Effective June 29, 2018, the Company and Wilton Re agreed to Amendment No. 1 to the Reinsurance Agreement dated June 28, 2017. This amendment converted risks that were ceded on a modified coinsurance basis to a coinsurance basis by reducing the amount of reinsurance ceded in the NSS and reducing the modco reserves ceded. At the close of the original transaction, the Company offset the reserve ceded related to a modified separate account contract. Within the amendment to the Master Transaction Agreement, the Company agrees to pay Wilton Re an amount in cash equal to $95, which will be offset in full against an equivalent balance of other amounts due and payable to the Company, such that no cash or other assets shall be required to be transferred by the Parties.

Effective July 1, 2018, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company paid consideration of $260, ceded $675 in policyholder reserves, $28 in claim reserves, $8 in due premium (net of commissions), and $13 in interest maintenance reserves liability. The transaction resulted in a pre-tax gain of $448 which will be identified separately on the insurer’s statutory financial statement as a surplus item. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $2 in funds withheld liability and recaptured $2 of policyholder reserves. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $1 ($1 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, the Company recaptured insurance business from an affiliate, Harbor View Re Corp. The Company paid cash of $1, released a funds withheld liability of $10 and assumed $10 of policyholder reserves and net due premiums and commissions of $1. The transaction resulted in a pre-tax loss of $1 which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective July 1, 2018, the Company recaptured term insurance business from an affiliate, Stonebridge Reinsurance Company. The Company received cash of $137, recaptured $680 in policyholder reserves, $29 in claim reserves, net due premiums and commissions of $12 and $11 in interest maintenance reserve liability. The transaction resulted in a pre-tax loss of $571 which was included in the Statements of Operations. In addition, as a result of this transaction, amounts previously deferred to surplus under SSAP No. 61R, were released resulting in an increase to earnings, net of tax, of $184.

9. Income Taxes

The net deferred income tax asset at December 31, 2020 and 2019 and the change from the prior year are comprised of the following components:

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	–	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

	December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,288	$133	$2,421
Statutory Valuation Allowance Adjustment	14	–	14

Adjusted Gross Deferred Tax Assets	2,274	133	2,407
Deferred Tax Assets Nonadmitted	427	–	427

Subtotal (Net Deferred Tax Assets)	1,847	133	1,980
Deferred Tax Liabilities	1,000	238	1,238

Net Admitted Deferred Tax Assets (Liabilities)	$847	$(105)	$742

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(365)	$110	$(255)
Statutory Valuation Allowance Adjustment	(14)	–	(14)

Adjusted Gross Deferred Tax Assets	(351)	110	(241)
Deferred Tax Assets Nonadmitted	(201)	–	(201)

Subtotal (Net Deferred Tax Assets)	(150)	110	(40)
Deferred Tax Liabilities	(302)	192	(110)

Net Admitted Deferred Tax Assets (Liabilities)	$152	$(82)	$70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2020	2019	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$824	$960	$(136)
Investments	227	403	(176)
Deferred acquisition costs	534	495	39
Policyholder dividends accrual	3	2	1
Fixed assets	–	7	(7)
Compensation and benefits accrual	34	20	14
Receivables - nonadmitted	32	32	–
Net operating loss carry-forward	–	44	(44)
Tax credit carry-forward	144	260	(116)
Contingent Experience Rate Refunds	32	1	31
Bad Debt Allowance	17	–	17
Litigation reserve	36	18	18
Other (including items <5% of total ordinary tax assets)	40	46	(6)

Subtotal	1,923	2,288	(365)

Statutory valuation allowance adjustment	–	14	(14)
Nonadmitted	226	427	(201)

Admitted ordinary deferred tax assets	1,697	1,847	(150)

Capital:
Investments	243	133	110

Subtotal	243	133	110
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	–	–	–

Admitted capital deferred tax assets	243	133	110

Admitted deferred tax assets	$1,940	$1,980	$(40)

	Year Ended December 31
	2020	2019	Change

Deferred Tax Liabilities:
Ordinary
Investments	$467	$731	$(264)
Policyholder reserves	223	267	(44)
Other (including items <5% of total ordinary tax liabilities)	8	2	6

Subtotal	698	1,000	(302)
Capital
Investments	430	238	192

Subtotal	430	238	192

Deferred tax liabilities	1,128	1,238	(110)

Net admitted deferred tax assets (liabilities)	$812	$742	$70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2020, the Company released its valuation allowance against ordinary deferred tax assets of $14 related to Foreign Tax Credits. During the 2020 tax year, the Company fully utilized its foreign tax credit carryover resulting in no remaining carryover.

As discussed in Note 2, for the years ended December 31, 2020 and 2019, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2020
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		754	57	811
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,697	$243	$1,940

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

			December 31, 2019
			Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$11	$11
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		813	32	845
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	813	32	845
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,291
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		1,034	90	1,124

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$1,847	$133	$1,980

			Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks		$–	$(10)	$(10)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		(59)	25	(34)
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(59)	25	(34)
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(196)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		(91)	95	4

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$(150)	$110	$(40)

	December 31
	2020	2019	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	735%	874%	-139%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$7,298	$8,610	$(1,312)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The impact of tax planning strategies at December 31, 2020 and 2019 was as follows:

	December 31, 2020
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)
Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

	Year Ended December 31
	2019	2018	Change

Current Income Tax

Federal	$(39)	$(36)	$(3)

Subtotal	(39)	(36)	(3)
Federal income tax on net capital gains	52	(51)	103

Federal and foreign income taxes incurred	$13	$(87)	$100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2020	2019	2018

Current income taxes incurred	$19	$13	$(87)

Change in deferred income taxes (without tax on unrealized gains and losses)	126	160	(168)

Total income tax reported	$145	$173	$(255)

Income before taxes	$1,444	$3,770	$(1,402)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$303	$792	$(294)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$17	$21	$11
Dividends received deduction	(59)	(90)	(77)
Tax-exempt income	(3)	(11)	(4)
Nondeductible expenses	6	5	6
Pre-tax items reported net of tax	(35)	(53)	(23)
Tax credits	(40)	(43)	(61)
Prior period tax return adjustment	(11)	15	(10)
Change in statutory valuation allowance	(14)	14	(2)
Change in uncertain tax positions	–	–	4
Deferred tax change on other items in surplus	(20)	(478)	211
Other	1	1	(16)

Total income tax reported	$145	$173	$(255)

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amounts	Origination Dates	Expiration Dates

General Business Credit	$4	12/31/2012	12/31/2032
General Business Credit	17	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	12	12/31/2020	12/31/2040

General Business Credit Total	$146

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2018	$–
2019	$–
2020	$1

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2019	$21
Tax positions taken during prior period	–

Balance at December 31, 2020	$21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2018	$(3)	$–	$(3)
Interest expense (benefit)	4	–	4
Cash received (paid)	2	–	2

Balance at December 31, 2018	$3	$–	$3
Interest expense (benefit)	6	–	6

Balance at December 31, 2019	$9	$–	$9
Interest expense (benefit)	–	–	–
Penalties expense (benefit)	–	–	–
Cash received (paid)	–	–	–

Balance at December 31, 2020	$9	$–	$9

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2017 through 2019 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2021, without the prior approval of insurance regulatory authorities, is $1,178.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2020, the Company meets the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2020 and 2019, respectively, securities with a fair value of $2,000 and $1,837 were on loan under securities lending agreements. At December 31, 2020 and 2019, the collateral

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,004 at December 31, 2020 and 2019, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2020	2019

Open	$2,115	$2,004
Securities received	–	–

Total collateral received	$2,115	$2,004

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2020		2019

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$215	$215	$70	$70
30 days or less	656	656	551	551
31 to 60 days	429	429	819	819
61 to 90 days	219	219	200	200
91 to 120 days	393	393	195	195
121 to 180 days	203	203	169	169

Total	2,115	2,115	2,004	2,004
Securities received	–	–	–	–

Total collateral reinvested	$2,115	$2,115	$2,004	$2,004

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,116 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code (IRC). Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $14, $14 and $15 was allocated to the Company for the years ended December 31, 2020, 2019 and 2018 respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the IRC.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $27, $28 and $27 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $6 and $6 for the years ended December 31, 2020, 2019 and 2018, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2020, 2019 and 2018 was insignificant.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, TFLIC, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $703, $486 and $385 during 2020, 2019 and 2018, respectively. The amount paid as a result of being a party to these agreements was $698, $352 and $360 during 2020, 2019 and 2018, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $20, $5, and $6 for these services during 2020, 2019 and 2018, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $97, and $99 for these services during 2020, 2019 and 2018, respectively.

The Company has an administration service agreement with TAM to provide administrative services to the Transamerica Series Trust. The Company received $149, $151 and $160 for these services during 2020, 2019 and 2018, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $43, $51 and $41 for the years ended December 31, 2020, 2019 and 2018, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2020, 2019 and 2018, the Company received (paid) net interest of $0, ($2) and ($1) from (to) affiliates, respectively. At December 31, 2020 and 2019, respectively, the Company reported net receivables (payables) from (to) affiliates of $191 and ($1). Terms of settlement require that these amounts are settled within 60 days.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020, the Company had short-term intercompany notes receivable of $149 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

At December 31, 2019, the Company had short-term intercompany notes receivable of $343.

Receivable from	Amount	Due By	Interest Rate

TA Corp	$78	September 4, 2020	2.04%
TA Corp	1	September 5, 2020	2.04%
TA Corp	43	September 19, 2020	2.04%
TA Corp	49	October 21, 2020	1.92%
TA Corp	9	December 18, 2020	1.61%
TA Corp	44	December 26, 2020	1.61%
TA Corp	25	December 29, 2020	1.61%
TA Corp	94	December 30, 2020	1.61%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted
Carrying Value

Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	21
Real Estate Alternatives Portfolio 3A, Inc	6
Real Estate Alternatives Portfolio 4 HR, LLC	142
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	218
Aegon Workforce Housing Fund 3, L.P.	18
Natural Resources Alternatives Portfolio I, LLC	280
Natural Resources Alternatives Portfolio II, LLC	16
Natural Resources Alternatives Portfolio 3, LLC	229
TA Private Equity Assets LLC	296
Zero Beta Fund, LLC	71

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2020 and 2019:

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$–	$–	$–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	–
Transamerica Asset Management, Inc.	77	97	97	–
Transamerica Fund Services, Inc.	44	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$–

Aggregate Total	XXX	$1,565	$1,565	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	91%	$22	$22	$–
Garnet Assurance Corporation	100	–	–	–
Life Investors Alliance LLC	100	–	–	–
Asia Investment Holding Ltd.	100	–	–	–
AEGON Financial Services Group, Inc.	100	–	–	–
Garnet Assurance Corporation III	100	–	–	–
Intersecurities Insurance Agency, Inc.	100	–	–	–
Transamerica Asset Management, Inc.	77	90	90	–
Transamerica Fund Services, Inc.	44	–	–	–
World Financial Group Insurance Agency, Inc.	100	–	–	–
AEGON Direct Marketing Services, Inc.	73	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$112	$112	$–

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,261	$1,261	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,261	$1,261	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,373	$1,373	$–

Aggregate Total	XXX	$1,373	$1,373	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2020
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$–	–	–	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	–	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	–	–	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	–	$112	—	–	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	S2	10/31/2019	$35	Y	N	I
Garnet Assurance Corporation	NA		–	–	–	I
Life Investors Alliance LLC	NA		–	–	–	I
Asia Investment Holding Ltd.	NA		–	–	–	I
AEGON Financial Services Group, Inc.	NA		–	–	–	I
Garnet Assurance Corporation III	NA		–	–	–	I
Intersecurities Insurance Agency, Inc.	NA		–	–	–	I
Transamerica Asset Management, Inc.	S2	8/30/2019	67	Y	N	I
Transamerica Fund Services, Inc.	NA		–	–	–	I
World Financial Group Insurance Agency, Inc.	NA		–	–	–	I
AEGON Direct Marketing Services, Inc.	NA		–	–	–	I

Total SSAP No. 97 8b(iii) Entities	—	—	$102	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	1/21/2020	$609	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$609	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$711	—	—	—

Aggregate Total	—	—	$711	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1)NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc. (TPRe)	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

LIICA Re II**	$–	$(2,216)	$–	$–
Transamerica Pacific Reinsurance, Inc.**	–	(1,177)	–	–
TLIC Oakbrook Reinsurance, Inc.	–	(3,493)	1,292	–
TLIC Watertree Reinsurance, Inc.	–	(908)	519	–

* Per AP&P Manual (without permitted or prescribed practices)

** The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the years ended December 31, 2020, 2019 and 2018, respectively, is:

					Total Direct Premiums Written /
					Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	2020	December 31, 2019	2018

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$247	$631	$784

Total					$247	$631	$784

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

The premiums written in 2020, which represents less than 5% of surplus, declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2020 and 2019, the Company has mortgage loan commitments of $289 and $383, respectively.

The Company has contingent commitments of $893 and $1,190 as of December 31, 2020 and 2019, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $30 and $93, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2020 and 2019 was $20 and $19, respectively.

Private placement commitments outstanding as of December 31, 2020 and 2019 were $115 and $155, respectively.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2020 under this agreement. As of December 31, 2020, the commit to purchase amount is $23.

The Company sold $0 and $101 of “to-be-announced” (TBA) securities as of December 31, 2020 and 2019, respectively. The December 31, 2019 receivable related to these TBAs was reclassed accordingly.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2020 and 2019, respectively, was $295 and $81.

At December 31, 2020 and 2019, securities in the amount of $61 and $47, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB holds related statutory-basis policy and claim reserves of $2,315 and $2,335, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2020 and 2019, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,533 and $3,585, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2020 and 2019, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2020 and 2019 for the total payout block is $5,124 and $5,279, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2020 and 2019:

	December 31

	2020	2019

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,848	$5,920

Current liability recognized in financial statements:
Noncontingent liabilities	–	–

Contingent liabilities	–	–

Ultimate financial statement impact if action required:
Incurred claims	5,848	5,920
Other	–	–

Total impact if action required	$5,848	$5,920

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,793. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2020 and 2019, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2020	2019

Membership Stock:
Class A	$–	$–
Class B	10	20
Activity Stock	101	80
Excess Stock	–	–

Total	$111	$100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10

Total	$–	$–	$–	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2019
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	20

Total	$–	$–	$–	$20

At December 31, 2020 and 2019, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

	Fair Value	Carry Value

December 31, 2019
Total Collateral Pledged	$3,263	$3,089
Maximum Collateral Pledged	5,818	5,813

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2020 and 2019, the borrowings from the FHLB were as follows:

	December 31, 2020		December 31, 2019

		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$2,515	$–	$1,995	$–
Funding agreements[2]	–	–	–	–
Other	–	–	–	–

Total	$2,515	$–	$1,995	$–

1 The maximum amount of borrowing during 2020 was $2,515

2 The maximum amount of borrowing during 2020 was $0

As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years. As of December 31, 2019, the weighted average interest rate on FHLB advances was 2.146% with a weighted average term of 1.3 years.

At December 31, 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $56,004 and $52,230 as of December 31, 2020 and 2019, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has been named in class actions, as well as individual litigation, relating to increases in monthly deduction rates (MDR) on universal life products. The Company has settled two such class actions, one in January 2019 and one in April 2020. In connection with the first lawsuit, the Company continues to defend against a number of lawsuits initiated by opt out class members. The Company holds provisions totaling approximately $170 for these lawsuits as of December 31, 2020.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $9 and $10 and an offsetting premium tax benefit $7 and $8 at December 31, 2020 and 2019, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3, $3 and $1, for the years ended December 31, 2020, 2019 and 2018, respectively.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$113
Fair Value	$219	$207	$232	$126

Ending Balance
BACV	XXX	XXX	XXX	$113
Fair Value	$171	$207	$232	$126

		2020			2019

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$160	$40	$200	$112	$1	$113
Bonds - FV	190	42	232	125	1	126

These securities have maturity dates that range from 2021 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2020 and 2019:

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101

Ending Balance (1)
Cash	$131	$162	$79	$100

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$126	$157	$174	$100

Ending Balance (1)
Cash	$126	$154	$78	$98

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2020 and 2019, the Company had dollar repurchase agreements outstanding in the amount of $969 and $706, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2020 and 2019, respectively. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. These securities have maturity dates that range from April 1, 2035 to January 1, 2051. At December 31, 2019, securities with a book value of $805 and a fair value of $807 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2020	2019

Open	$967	$704
Securities received	–	–

Total collateral received	$967	$704

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2020 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Preferred stocks:
NAIC 4	1	$–	$–	$–

Common stocks	3	$–	$–	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2020	2019

Balance Sheets
Total assets as reported in the Company’s Annual Statement	$200,268	$185,304
Decrease in other assets	–	(1,217)
Increase in net deferred income tax asset	–	9

Total assets as reported in the accompanying audited statutory basis balance sheet	$200,268	$184,096

Total liabilities as reported in the Company’s Annual Statement	$192,158	$175,914
Decrease in aggregate reserves for policies and contracts	–	(311)
Increase in policy and contract claim reserves	–	8
Decrease in funds held under reinsurance treaties	–	(742)
Decrease in other liabilities	–	(124)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$192,158	$174,745

Total capital and surplus as reported in the Company’s Annual Statement	$8,110	$9,390
Decrease in net income	–	(234)
Increase in change in net deferred income tax asset	–	9
Increase in change in surplus as a result of reinsurance	–	186

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$8,110	$9,351

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291	$3,757
Increase in commissions and expense allowances on reinsurance ceded	(69)	–
Increase in reserve adjustment on reinsurance ceded	193	243
Decrease in fee revenue and other income	3	(104)
Increase in commissions	69	–
Increase in general insurance expenses and other	(196)	(140)
Decrease in premiums and other considerations	–	(653)
Decrease in surrender benefits	–	653
Increase in change in aggregate reserves	–	(41)
Decrease in federal income tax (benefit) expense	–	2
Increase in death benefits	–	(8)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291	$3,709

The reconciling differences to the Annual Statement for current and prior year is primarily driven by elimination of affiliated activity for the merged entities in 2020. For additional detail on the impacts of the merger, please refer to Note 1. In addition, prior year reconciling differences also relate to adjustments for actuarial modeling and misclassifications within the Statements of Operations related to accounting for retirement plans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheets date (Type I). Events that are indicative of conditions that arose after the balance sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2020 through April 14, 2021.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

MLIC RE I Inc	01-0930908

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Pine Falls Re Inc	26-1552330

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TCF Asset Management Corp	84-0642550

TCFC Air Holdings Inc	32-0092333

TCFC Asset Holdings Inc	32-0092334

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Accounts Holding Corp	36-4162154

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Commercial Finance Corp I	94-3054228

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Premier Life Insurance Company	52-0419790

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Vendor Financial Services Corporation	36-4134790

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2020

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$7,039	$9,657	$7,314
States, municipalities and political subdivisions	2,863	3,123	2,863
Foreign governments	485	544	485
Hybrid securities	576	658	576
All other corporate bonds	39,241	46,111	39,206
Preferred stocks	109	109	105

Total fixed maturities	50,313	60,202	50,549

Equity securities
Common stocks:
Industrial, miscellaneous and all other	136	180	180

Total equity securities	136	180	180

Mortgage loans on real estate	9,015		9,015
Real estate	56		56
Policy loans	2,037		2,037
Other long-term investments	1,496		1,496
Receivable for securities	3		3
Receivable for derivative cash collateral posted to counterparty	295		295
Securities lending	2,115		2,115
Cash, cash equivalents and short-term investments	1,683		1,683

Total investments	$67,149		$67,429

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)

United States government and corporate bonds of $48 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $6 due to having an NAIC 4 and 6 ratings.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2020
Individual life	$24,275	$–	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	–	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$–	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	–	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

Year ended December 31, 2018
Individual life	$22,542	$–	$488	$1,885	$1,233	$3,089	$1,607
Individual health	5,439	180	270	729	380	915	217
Group life and health	2,462	38	167	1,094	151	604	433
Annuity	15,711	–	38	10,889	745	17,406	(3,462)
Other	–	–	–	–	235	–	–

	$46,154	$218	$963	$14,597	$2,744	$22,014	$(1,205)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$17,922	$3,708	$1,494	$15,708	10%

Year ended December 31, 2018
Life insurance in force	$744,474	$871,308	$452,075	$325,241	139%

Premiums:
Individual life	$4,393	$3,859	$1,351	$1,885	72%
Individual health	773	69	25	729	3%
Group life and health	1,207	187	74	1,094	7%
Annuity	11,055	296	130	10,889	1%

	$17,428	$4,411	$1,580	$14,597	11%

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required statutory financial statements are included in Part B of this Registration Statement. Required separate account financial statements are incorporated by reference to N-VPFS (811-08750) filed on April 21, 2021. Required separate account financial statements are incorporated by reference to N-VPFS (811-06032) filed on April 21, 2021.

	(b)	Exhibits:

		(1)		Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 1

		(2)		Not Applicable.

		(3)	(a)	Not Applicable.

		(4)	(a)	Form of Policy. Note 10

			(b)	Form of Policy Rider (GMDB). Note 10

		(5)	(a)	Form of Application. Note 10

		(6)	(a)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 2

			(b)	Bylaws of Transamerica Financial Life Insurance Company. Note 2

		(7)		Reinsurance Agreements. Not Applicable

		(8)	(a)	Participation Agreement (Vanguard). Note 3

			(a)(1)	Participation Agreement Amendment No.1—Vanguard and TFLIC. Note 4

			(a)(2)	Participation Agreement Amendment No. 2—Vanguard and TFLIC. Note 5

			(a)(3)	Amended Schedule A to Participation Agreement dated May 1, 2017 (Vanguard) Note 6

			(a)(4)	Revised Schedule A to Participation Agreement dated October 28, 2019 (Vanguard) Note 11

			(a)(5)	Amendment to Participation dated February 13, 2020 (Vanguard) Note 11

		(8)	(b)	Participation Agreement (DFA). Note 7

			(b)(1)	Amendment No. 2 to Participation Agreement (DFA). Note 8

			(b)(2)	Amendment No. 3 to Participation Agreement (DFS). Note 10

		(9)		Opinion and Consent of Counsel. Note 12

		(10)		Consent of Independent Registered Public Accounting Firm. Note 12

		(11)		Not applicable.

		(12)		Not applicable.

		(13)		Powers of Attorney. (Blake S. Bostwick, Fredrick J. Gingerich, Matthew McCorry, Karyn Polak, C. Michiel van Katwijk, Zachary Harris Wendy E. Cooper, Anne C. Kronenberg and June Yuson) Note 12

Note 1.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-172715) filed on May 6, 2011.

Note 3.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-122235) filed on April 27, 2007.

Note 4.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-172715) filed on September 19, 2011.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-186035) filed on April 28, 2014.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-186035) on April 24, 2017.

Note 7.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) Filed on July 1, 2005.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-122235) filed on April 21, 2014.

Note 9.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-233817) filed on September 18, 2019.

Note 10.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-233817) filed on December 19, 2019.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-233817) filed on April 29, 2020.

Note 12.	Filed herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Resident and Chief Executive Officer, Individual Solutions Division

Fred Gingerich 4333 Edgewood Road, N.E. Cedar Rapids,.IA 52499	Director, Vice President, Controller and Assistant Treasurer

Matthew McCorry 100 Light Streeet Baltimore, MD 21202	Director and Chief Operating Officer, Individual Solutions Division

Karyn Polak 100 Light Street Baltimore, MD 21202	Director, General Counsel, Secretary and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President, and Treasurer

Zachary Harris 4333 Edgewood Road, N.E. Cedar Rapids,.IA 52499	Director

Wendy E. Cooper 245 East 93rd Street New York, NY 10128	Director

Anne C. Kronenberg 187 Guard Hill Road Bedford Corner, NY 10549	Director

June Yuson 245 East 93rd Street New York, NY 10128	Director

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2020, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company owns 73.548%; Commonwealth General Corporation owns 26.452%	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Aegon Community Investments 55, LLC (.01%); Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.26%); CMFG Life Insurance Company (9.72%); Citibank, N.A. (21.69%); ZB

National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.45%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (12%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Member: Aegon Community Investments 62, LLC	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Sole Member: Aegon Community Investments 63, LLC	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Tramsamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Market Neutral Income Fund, LLC	Delaware	AEGON USA Investment Management, LLC is the sole Member until the first Investor buys in, then the entity will be managed by a 3-Member Board of Managers.	Investments
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII, L.P. (72.1591%).	Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Sole Member: Aegon OZF Investments 1, LLC	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Private Opportunities Partners I, LLC	Delaware	Sole member: Transamerica Life Insurance Company	Investments (private equity)
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2, LP	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3,LP	Delaware	General Partner is AWHF3 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (90%) and Transamerica Financial Life Insurance Company (10%)	Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Worforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager: AWHSA Manager 1, LLC.

Multifamily private equity structure with third- party Investor
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AUIM Credit Opportunities Fund, LLC	Delaware	Members: AEGON USA Invesmtent Management, LLC (98.36%); non- affiliate of AEGON (1.64%)	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Transamerica Life Insurance Company (.01%); non-affiliate of AEGON, Aegon Community Investments III, (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Managing Member, Garnet Community Investments XII (.01%), Garnet LIHTC Fund XII-B (13.30%), Garnet LIHTC Fund XII-C (13.30%); non- affiliate of Aegon, Bank of America, N.A. (73.39%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%).	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Managing Member, Garnet Community Investments .01%; Garnet LIHTC Fund XIII-A (68.10%); Garnet LIHTC Fund XIII-B (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non- AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% Investor limited partner); Transamerica Affordable Housing, Inc. (non-owner special limited partner); non- affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); TAH Imani Fe GP, LLC (.0033% co- general partner); Grant Housing and Economic Development Corporation (.0033% Managing general partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Life Insurance Company	Insurance agency
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non- member manager of this entity	Investment vehicle

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investments
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Redwood Park, LLC	Delaware	Sole Member - Transamerica Corporation	Hold property interests in Redwood Park in California
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	Iowa	100% Transamerica Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (69.15%); Transamerica Financial Life Insurance Company (16.58%); Transamerica Pacific Insurance Company, Ltd. (14.27%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of the date for this prospectus there were no Contract owners.

Item 28.	Indemnification

The Iowa Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a)	None

(b)	Not Applicable

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)

Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the contract may be accepted.

(b)

Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)

Depositor hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Denver and State of Colorado, on this 29th day of April, 2021.

SEPARATE ACCOUNT VA BNY
Registrant

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

Blake S. Bostwick *
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*	President and Chief Executive Officer, Individual Solutions Division	April 29, 2021
Blake S. Bostwick

*	Director, Vice President, Controller and Assistant Treasurer	April 29, 2021
Fred Gingerich

*	Director and Chief Operating Officer, Individual Solutions Division	April 29, 2021
Matthew McCorry

*	Director, General Counsel, Secretary and Senior Vice President	April 29, 2021
Karyn Polak

*	Chief Financial Officer, Executive Vice President and Treasurer	April 29, 2021
C. Michiel van Katwijk

*	Director	April 29, 2021
Zachary Harris

*	Director	April 29, 2021
Wendy E. Cooper

*	Director	April 29, 2021
Anne C. Kronenberg

*	Director	April 29, 2021
June Yuson

/s/ Brian Stallworth	Assistant Secretary	April 29, 2021
Brian Stallworth

*	By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.